As filed with the Securities and Exchange Commission on September 5, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2019:

Funds	Inception Dates	NAV @ 6/30/19	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/19	One Year Total Return Ended 6/30/19	Five Year Average Annualized Return Ended 6/30/19	Ten Year Average Annualized Return Ended 6/30/19	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -	1/3/96	$27.89	0.81%	0.99%	19.49%	9.88%	8.90%	13.58%	8.74%
S&P 500® Index(1)					18.54%	10.42%	10.71%	14.70%	8.89%
LKCM Small Cap Equity Fund -	7/14/94	$17.18	1.00%	1.08%	19.39%	1.92%	5.82%	12.75%	10.33%
Russell 2000® Index(2)					16.98%	-3.31%	7.06%	13.45%	9.17%
LKCM Small-Mid Cap Equity Fund -	5/2/11	$9.83	1.00%	1.75%	24.12%	6.73%	5.97%	N/A	6.99%
Russell 2500® Index(3)					19.25%	1.77%	7.66%	N/A	9.85%
LKCM International Equity Fund -	5/1/19	$10.02	1.00%	1.40%	N/A	N/A	N/A	N/A	0.20%	#
MSCI/EAFE® Index(4)					N/A	N/A	N/A	N/A	0.80%	#
LKCM Balanced Fund	12/30/97	$24.08	0.80%	1.00%	14.91%	10.57%	7.32%	10.58%	6.75%
S&P 500® Index(1)					18.54%	10.42%	10.71%	14.70%	7.30%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					4.97%	6.93%	2.39%	3.24%	4.50%
LKCM Fixed Income Fund	12/30/97	$10.86	0.50%	0.78%	4.91%	6.05%	2.13%	3.27%	4.27%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					4.97%	6.93%	2.39%	3.24%	4.50%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2020. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2019.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2019. Expense ratios reported for other periods in the financial highlights of this report may differ.
#	Cumulative return for the period from May 1, 2019, the LKCM International Equity Fund’s inception date, through June 30, 2019.
(1)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(5)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2019 Review and Outlook

The U.S. economy has grown for 121 consecutive months, marking the longest economic expansion in American history. Since June 2009 the U.S. economy has grown without a recession and now surpasses the previous record expansion set between March 1991-March 2001 that ended with the bursting of the dot-com bubble. The current decade-long expansion has been fueled primarily by job growth, steadily lower unemployment, and low interest rates. However, we believe this cycle also has the distinction of being the weakest expansion of the eleven post-war economic cycles.

Economic indicators suggest that global growth is showing additional signs of slowing. While still positive, the more uneven pattern of growth has generally caused central bankers to adopt a more dovish posture. The tightening bias the Federal Reserve had at the beginning of the year appears to have shifted to an inclination to ease monetary policy. We believe that recessions are generally brought about when imbalances in the economy emerge and are met with rising interest rates. However, in our view, we do not yet see any overly-concerning imbalances in the domestic real economy or capital markets, with the exception of debt levels in certain circumstances. Further, we believe the Federal Reserve’s recent signaling that it may consider additional interest rate cuts should pull forward consumption and, therefore, extend the current record expansion.

We believe the unexpected change in direction on monetary policy by the Federal Reserve has been embraced by the financial markets, which appear to have fully recovered from the weakness in the fourth quarter of 2018. Equity prices, as measured by the S&P 500® Index, rose 18.5% during the first half of 2019. The Dow Jones Industrial Average Index advanced 7.3% in June 2019, its best June since 1938. At the same time, the yield on the 10-year Treasury note closed the second quarter of 2019 at 2.01%, down from a seven-year high of 3.24% in November 2018.

Despite the recent performance of the equity markets, we believe that downside risks to the outlook for the U.S. economy are building. We believe that many investors and business managers had anticipated a quicker resolution to trade issues than has materialized, and we are already seeing evidence of a potential trade war in recent economic data. In our view, deteriorating economic readings and falling inflation expectations have caused U.S. and European central banks to signal to the capital markets that they are biased towards easing monetary policies to sustain the economic expansion. While the list of potential downside risks is growing, our base case forecast reflects our belief that the economic expansion will remain intact near-term, albeit at a slower pace.

LKCM Equity Fund

The LKCM Equity Fund outperformed its benchmark, the S&P 500® Index, during the six months ended June 30, 2019, returning 19.49% against the 18.54% return for the benchmark. The Fund benefited from being overweight the Industrials sector relative to the benchmark, although an underweight position in the Information Technology sector detracted from the Fund’s relative performance. Positive stock selection in the Industrials, Healthcare and Consumer Discretionary sectors enhanced the Fund’s returns during the first half of 2019, which was partially offset by stock selection in the Energy and Financials sectors. We continue to believe that focusing the Fund’s portfolio on high quality companies that meet our investment criteria will continue to be beneficial to the Fund and its shareholders.

LKCM Balanced Fund

The LKCM Balanced Fund returned 14.91% for the six months ended June 30, 2019 against the 18.54% return for the S&P 500® Index and the 4.97% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index during the same period. The Fund’s equity portfolio was the most significant performance driver, generating strong absolute and relative returns against the benchmark for the period. Stock selection in the Healthcare, Materials, and Industrials sectors added to the Fund’s relative performance, while stock selection in the Information Technology and Communication Services sectors detracted from the Fund’s relative performance. The Fund’s fixed income portfolio generated positive returns for the period, but slightly lagged the returns of the benchmark. The average duration of the Fund is lower than the duration of the benchmark, which generally tends to moderate the volatility of the Fund’s fixed income portfolio relative to the benchmark. At June 30, 2019, the Fund’s total portfolio consisted of approximately 68.5% equity securities, 29.8% fixed income securities, and 1.7% cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned 4.91% for the six months ended June 30, 2019 compared to its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, which advanced 4.97% during the period. During the period, yields declined sharply and the yield curve inverted, as measured by the yield differential between the 3-month T-bill and the 10-year Treasury. Historically, an inverted yield curve has preceded a recession by one to two years on average. Cumulative tightening by the Federal Reserve has increased rates on the front end of the yield curve and increasing demand for yield and safe haven assets from investors around the globe continues to put downward pressure on the longer end of the curve. Within this backdrop, the Federal Reserve appears to be weighing a modest reversal in policy by cutting the federal funds rate as “insurance” to forestall a potential recession and maintain the longest expansion on record. Despite the absolute low level of yields, we believe U.S. yields remain attractive on a relative basis to the near zero and negative yields on an increasing amount of foreign sovereign and corporate debt. In this environment, where longer-duration securities outperformed their shorter-duration counterparts, the Fund’s duration of approximately 3.0 years detracted from performance relative to the approximate 3.9-year duration for the benchmark. The Fund’s overweight position in corporate bonds, and more specifically BBB-rated fixed income securities, relative to the benchmark was additive to performance during this period as credit spreads tightened substantially during the first half of the year. The majority of the Fund remains focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate risk and credit risk in this modest growth environment.

LKCM International Equity Fund

The LKCM International Equity Fund returned 0.20% from the date of the Fund’s inception, May 1, 2019, through June 30, 2019, compared to the 0.80% return for the Fund’s benchmark, the MSCI EAFE Index, during the same period. During this period, the Fund’s performance benefited from being underweight the Financials sector relative to the benchmark, although underweight positions in the Telecom and Utilities sectors detracted slightly from the Fund’s relative performance. Overweight positions in the Consumer Discretionary, Information Technology and Healthcare sectors all contributed to the Fund’s relative performance, while an overweight position in the Consumer Staples sector detracted from the Fund’s relative performance. The Fund’s relative performance benefited from stock selection in the Healthcare, Information Technology and Energy sectors, which was offset by stock selection in the Financials sector. We believe the Fund is well positioned to generate attractive returns for Fund shareholders through investments in companies that we believe are competitively advantaged, can generate returns in excess of their cost of capital, and have good opportunities for earnings growth. We believe the Fund’s overweight positions in the Industrials and Information Technology sectors should benefit from an anticipated resumption of expansionary policy in response to the decline in global economic activity over the last eighteen months, while we anticipate that the Fund’s underweight position in the Financials sectors will likely remain in place as we expect the interest rate environment to continue to pressure bank margins.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed its benchmark, the Russell 2000® Index, during the six months ended June 30, 2019, returning 19.39% compared to the 16.98% return for the benchmark. During the first half of 2019, both stock selection and sector allocation decisions for the Fund were additive to the Fund’s relative performance. The largest contributions to the Fund’s relative performance during the period came from positive stock selection in the Consumer Discretionary and Financials sectors, while stock selection in the Information Technology and Energy sectors were the only notable relative detractors during the period. The Fund’s relative performance benefited from two investments being acquired during the year. The Fund’s overweight positions in the Information Technology and Industrials sectors also benefited the Fund’s relative performance. We believe the Fund remains positioned for anticipated continued economic growth with overweight positions in the Information Technology, Industrials and Healthcare sectors and underweight positions in the interest rate sensitive Financials, Utilities and Real Estate sectors. We believe our investment strategy for the Fund of investing in higher quality, competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, Russell 2500® Index, during the six months ended June 30, 2019, returning 24.12% compared to the 19.25% return for the benchmark. During the first half of 2019, both stock selection and sector allocation decisions for the Fund were additive to the Fund’s relative performance. The largest contributions to the Fund’s relative performance during the period came from positive stock selection in the Information Technology, Financials and Industrials sectors, while stock selection in the Healthcare sector was the only notable relative detractor during the period. The Fund’s overweight position in the Information Technology sector and underweight position in the Consumer Staples sector also benefited the Fund’s relative performance. We believe the Fund remains positioned for anticipated continued economic growth with overweight positions in the Information Technology, Industrials and Healthcare sectors and underweight positions in the interest rate sensitive Financials, Utilities and Real Estate sectors. We believe our investment strategy for the Fund of investing in higher quality, competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders.

J. Luther King, Jr., CFA, CIC

July 5, 2019

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-23 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Dow Jones Industrial Average Index is a stock market index that tracks 30 large, publicly-owned companies that trade on the New York Stock Exchange.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus or the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/19-6/30/19).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19–6/30/19
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,193.90	$5.44
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19–6/30/19
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,241.20	$5.56
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19–6/30/19
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,194.90	$4.35
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19–6/30/19
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,149.10	$4.26
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19–6/30/19
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,049.10	$2.54
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,022.32	$2.51

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM International Equity Fund
	Beginning Account Value	Ending Account Value 6/30/19	Expenses Paid During Period
Actual(1) . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .	$1,000.00	$1,002.00	$1.65
Hypothetical (5% return before expense)(2) . .. . . . .	$1,000.00	$1,019.84	$5.01

(1)

Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 60/365 to reflect the period since the Fund’s inception on 5/1/19.

(2)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 93.1%	Shares	Value
Aerospace & Defense - 2.0%
Mercury Systems, Inc. (a)	53,285	$3,748,600

Banks - 8.7%
BancorpSouth Bank	64,634	1,876,971
Cadence BanCorp	143,540	2,985,632
CBTX, Inc.	40,830	1,148,956
Glacier Bancorp, Inc.	54,120	2,194,566
Pinnacle Financial Partners, Inc.	33,430	1,921,556
Seacoast Banking Corp. of Florida (a)	73,490	1,869,586
Texas Capital Bancshares, Inc. (a)	45,000	2,761,650
Veritex Holdings, Inc.	64,067	1,662,539

		16,421,456

Biotechnology - 3.9%
Charles River Laboratories International, Inc. (a)	19,545	2,773,435
Emergent BioSolutions, Inc. (a)	1,540	74,397
Ligand Pharmaceuticals, Inc. (a)	18,530	2,115,200
Neogen Corp. (a)	38,510	2,391,856

		7,354,888

Building Products - 5.5%
American Woodmark Corp. (a)	17,050	1,442,771
Builders FirstSource, Inc. (a)	137,725	2,322,043
CSW Industrials, Inc.	39,040	2,660,576
Patrick Industries, Inc. (a)	18,112	890,929
PGT Innovations, Inc. (a)	122,101	2,041,529
Trex Co., Inc. (a)	13,555	971,894

		10,329,742

Chemicals - 1.1%
Compass Minerals International, Inc.	36,780	2,021,061

Commercial Services & Supplies - 0.9%
Healthcare Services Group, Inc.	59,665	1,809,043

Construction & Engineering - 2.6%
EMCOR Group, Inc.	30,670	2,702,027
NV5 Global, Inc. (a)	27,890	2,270,246

		4,972,273

Consumer Finance - 1.4%
FirstCash, Inc.	26,845	2,685,037

Electronic Equipment & Instruments - 0.3%
Littelfuse, Inc.	2,765	489,156

Food Products - 2.9%
Freshpet, Inc. (a)	36,590	1,665,211
Hostess Brands, Inc. (a)	160,520	2,317,909
J&J Snack Foods Corp.	9,150	1,472,692

		5,455,812

Health Care Equipment & Supplies - 6.1%
Cantel Medical Corp.	14,065	1,134,202
Cerus Corp. (a)	97,085	545,618
Mesa Laboratories, Inc.	9,650	2,357,881
NeoGenomics, Inc. (a)	83,950	1,841,863
STAAR Surgical Co. (a)	105,275	3,092,979

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 6.1%, Continued
ViewRay Inc. (a)	286,815	$2,526,840

		11,499,383

Health Care Providers & Services - 5.7%
HealthEquity, Inc. (a)	32,820	2,146,428
Omnicell, Inc. (a)	41,205	3,544,866
R1 RCM, Inc. (a)	215,585	2,712,059
U.S. Physical Therapy, Inc.	19,240	2,358,247

		10,761,600

Health Care Technology - 1.1%
Teladoc Health, Inc. (a)	32,390	2,151,020

Hotels, Restaurants & Leisure - 2.5%
Planet Fitness, Inc. - Class A (a)	23,305	1,688,214
Wingstop, Inc.	31,990	3,031,053

		4,719,267

Household Durables - 1.0%
Century Communities, Inc. (a)	72,625	1,930,372

Insurance - 3.4%
Goosehead Insurance, Inc. - Class A	25,395	1,213,881
The Hanover Insurance Group, Inc.	16,295	2,090,649
Kinsale Capital Group, Inc.	22,590	2,066,533
ProAssurance Corp.	27,135	979,845

		6,350,908

IT Consulting & Services - 4.0%
Cass Information Systems, Inc.	25,680	1,244,966
Everi Holdings, Inc. (a)	182,262	2,174,386
FireEye, Inc. (a)	76,865	1,138,371
LiveRamp Holdings, Inc. (a)	63,446	3,075,862

		7,633,585

Machinery - 5.3%
Barnes Group, Inc.	17,440	982,570
John Bean Technologies Corp.	19,415	2,351,739
Kennametal, Inc.	65,485	2,422,290
Rexnord Corp. (a)	70,300	2,124,466
Watts Water Technologies, Inc. - Class A	22,625	2,108,197

		9,989,262

Marine - 1.5%
Kirby Corp. (a)	35,355	2,793,045

Media & Entertainment - 1.4%
Nexstar Media Group, Inc. - Class A	25,775	2,603,275

Metals & Mining - 0.7%
Carpenter Technology Corp.	27,710	1,329,526

Multiline Retail - 1.8%
Ollie’s Bargain Outlet Holdings, Inc. (a)	39,290	3,422,552

Oil & Gas & Consumable Fuels - 4.0%
Brigham Minerals, Inc. - Class A (a)	95,910	2,058,229
Magnolia Oil & Gas Corp. - Class A (a)	194,640	2,253,931
Matador Resources Co. (a)	90,000	1,789,200

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

COMMON STOCKS	Shares	Value
Oil & Gas & Consumable Fuels - 4.0%, Continued
WPX Energy, Inc. (a)	131,500	$1,513,565

		7,614,925

Pharmaceuticals - 1.0%
Horizon Therapeutics PLC (a)(b)	79,365	1,909,522

Real Estate Development - 1.7%
FirstService Corp. (b)	18,940	1,816,725
Newmark Group, Inc. - Class A	151,828	1,363,415

		3,180,140

Real Estate Investment Trusts - 1.9%
First Industrial Realty Trust, Inc.	56,255	2,066,809
Life Storage, Inc.	15,860	1,507,969

		3,574,778

Road & Rail - 1.3%
Genesee & Wyoming Inc. - Class A (a)	24,775	2,477,500

Software - 6.8%
ACI Worldwide, Inc. (a)	76,645	2,631,990
Appian Corp. (a)	55,245	1,992,687
Instructure, Inc. (a)	36,270	1,541,475
OneSpan, Inc. (a)	36,065	511,041
RealPage, Inc. (a)	36,625	2,155,381
Talend SA - ADR (a)(b)	35,575	1,372,839
Zuora, Inc. - Class A (a)	174,140	2,667,825

		12,873,238

Software & Services - 6.4%
Alarm.com Holdings, Inc. (a)	40,245	2,153,108
Box, Inc. - Class A (a)	50,000	880,500
Carbonite, Inc. (a)	61,480	1,600,939
Cornerstone OnDemand, Inc. (a)	48,730	2,822,929
Envestnet, Inc. (a)	32,131	2,196,796
LogMeIn, Inc.	4,235	312,035
Yext, Inc. (a)	105,700	2,123,513

		12,089,820

Textiles, Apparel & Luxury Goods - 1.8%
Columbia Sportswear Co.	4,291	429,787
Steven Madden Ltd.	54,070	1,835,676
Oxford Industries, Inc.	14,550	1,102,890

		3,368,353

Thrifts & Mortgage Finance - 1.1%
Home BancShares, Inc.	106,661	2,054,291

Trading Companies & Distributors - 3.3%
DXP Enterprises, Inc. (a)	33,455	1,267,610
MSC Industrial Direct Co., Inc. - Class A	10,760	799,037
Systemax, Inc.	78,735	1,744,768
Textainer Group Holdings Ltd. (a)(b)	117,660	1,186,013
Triton International Ltd. (b)	40,065	1,312,529

		6,309,957

TOTAL COMMON STOCKS (Cost $129,891,381)		175,923,387

SHORT-TERM INVESTMENTS - 7.1%	Shares	Value
Money Market Funds - 7.1%
Fidelity Investments Money Market Government Portfolio - Class I, 2.26% (c)	2,588,161	$2,588,161
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (c)	5,482,666	5,482,666
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Share Class, 2.25% (c)	5,473,067	5,473,067

TOTAL SHORT-TERM INVESTMENTS (Cost $13,543,894)		13,543,894

Total Investments - 100.2% (Cost $143,435,275)		189,467,281
Liabilities in Excess of Other Assets - (0.2)%		(434,989)

TOTAL NET ASSETS - 100.0%		$189,032,292

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 94.8%	Shares	Value
Aerospace & Defense - 6.5%
HEICO Corp.	2,003	$268,021
Hexcel Corp.	2,695	217,972
Mercury Systems, Inc. (a)	5,095	358,433

		844,426

Banks - 4.8%
Cadence BanCorp	11,335	235,768
Pinnacle Financial Partners, Inc.	3,450	198,306
Texas Capital Bancshares, Inc. (a)	3,125	191,781

		625,855

Biotechnology - 6.7%
Charles River Laboratories International, Inc. (a)	1,840	261,096
Exact Sciences Corp. (a)	2,510	296,280
Ligand Pharmaceuticals, Inc. (a)	1,440	164,376
Neogen Corp. (a)	2,435	151,238

		872,990

Building Products - 1.8%
Builders FirstSource, Inc. (a)	13,490	227,442

Chemicals - 1.6%
FMC Corp.	2,525	209,449

Commercial Services & Supplies - 0.9%
Healthcare Services Group, Inc.	3,979	120,643

Construction & Engineering - 1.7%
EMCOR Group, Inc.	2,575	226,858

Consumer Finance - 1.7%
FirstCash, Inc.	2,265	226,545

Electronic Equipment & Instruments - 4.2%
FLIR Systems, Inc.	4,430	239,663
Trimble, Inc. (a)	6,740	304,041

		543,704

Health Care Equipment & Supplies - 4.4%
PerkinElmer, Inc.	2,205	212,430
PRA Health Sciences, Inc. (a)	2,085	206,728
STAAR Surgical Co. (a)	5,000	146,900

		566,058

Health Care Providers & Services - 3.8%
HealthEquity, Inc. (a)	2,815	184,101
Omnicell, Inc. (a)	3,560	306,267

		490,368

Health Care Technology - 1.1%
Teladoc Health, Inc. (a)	2,065	137,137

Hotels, Restaurants & Leisure - 1.1%
Planet Fitness, Inc. - Class A (a)	1,900	137,636

Insurance - 2.0%
The Hanover Insurance Group, Inc.	2,000	256,600

Internet Software & Services - 1.6%
Euronet Worldwide, Inc. (a)	1,225	206,094

COMMON STOCKS	Shares	Value
IT Consulting & Services - 1.9%
LiveRamp Holdings, Inc. (a)	5,085	$246,521

Leisure Equipment & Products - 2.4%
Pool Corp.	1,655	316,105

Machinery - 3.0%
Kennametal Inc.	3,860	142,781
Rexnord Corp. (a)	8,025	242,516

		385,297

Marine - 1.7%
Kirby Corp. (a)	2,785	220,015

Media & Entertainment - 4.0%
Live Nation Entertainment, Inc. (a)	3,310	219,287
Nexstar Media Group, Inc. - Class A	3,000	303,000

		522,287

Metals & Mining - 1.1%
Reliance Steel & Aluminum Co.	1,530	144,769

Multiline Retail - 3.7%
Five Below, Inc. (a)	1,595	191,432
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,370	293,561

		484,993

Oil & Gas & Consumable Fuels - 3.1%
Matador Resources Co. (a)	10,785	214,406
WPX Energy, Inc. (a)	16,420	188,994

		403,400

Pharmaceuticals - 1.6%
Horizon Therapeutics PLC (a)(b)	8,365	201,262

Real Estate Investment Trusts - 4.3%
American Campus Communities, Inc.	4,475	206,566
First Industrial Realty Trust, Inc.	5,760	211,622
Life Storage, Inc.	1,410	134,063

		552,251

Road & Rail - 2.0%
Genesee & Wyoming Inc. - Class A (a)	2,640	264,000

Software - 8.4%
Fair Isaac Corp. (a)	675	211,963
Fortinet, Inc. (a)	3,265	250,850
Guidewire Software, Inc. (a)	1,595	161,701
Proofpoint, Inc. (a)	2,330	280,183
RealPage, Inc. (a)	3,185	187,437

		1,092,134

Software & Services - 8.7%
Akamai Technologies, Inc. (a)	1,775	142,248
Alarm.com Holdings, Inc. (a)	4,015	214,803
Cornerstone OnDemand, Inc. (a)	3,555	205,941
Coupa Software, Inc. (a)	2,820	357,040
Envestnet, Inc. (a)	3,000	205,110

		1,125,142

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 1.7%
Columbia Sportswear Co.	2,170	$217,347

Thrifts & Mortgage Finance - 1.4%
Home BancShares, Inc.	9,455	182,103

Trading Companies & Distributors - 1.9%
Watsco, Inc.	1,480	242,024

TOTAL COMMON STOCKS (Cost $8,975,659)		12,291,455

SHORT-TERM INVESTMENTS - 5.2%
Money Market Funds - 5.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (c)	374,662	374,662
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Share Class, 2.25% (c)	297,054	297,054

TOTAL SHORT-TERM INVESTMENTS (Cost $671,716)		671,716

Total Investments - 100.0% (Cost $9,647,375)		12,963,171
Liabilities in Excess of Other Assets - (0.0)%		(5,575)

TOTAL NET ASSETS - 100.0%		$12,957,596

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 98.1%	Shares	Value
Aerospace & Defense - 2.9%
Honeywell International, Inc.	60,000	$10,475,400

Banks - 8.0%
Bank of America Corp.	385,000	11,165,000
Comerica, Inc.	126,000	9,152,640
Cullen/Frost Bankers, Inc.	65,000	6,087,900
Glacier Bancorp, Inc.	60,000	2,433,000

		28,838,540

Beverages - 3.7%
The Coca-Cola Co.	80,000	4,073,600
Keurig Dr Pepper, Inc.	100,000	2,890,000
PepsiCo, Inc.	49,000	6,425,370

		13,388,970

Biotechnology - 2.0%
Amgen, Inc.	40,000	7,371,200

Chemicals - 5.9%
Air Products & Chemicals, Inc.	21,000	4,753,770
Ecolab, Inc.	45,000	8,884,800
FMC Corp.	90,000	7,465,500

		21,104,070

Commercial Services & Supplies - 3.6%
Cintas Corp.	16,000	3,796,640
Waste Connections, Inc. (b)	97,500	9,319,050

		13,115,690

Computers & Peripherals - 1.7%
Apple, Inc.	30,000	5,937,600

Diversified Financials - 3.2%
JPMorgan Chase & Co.	102,000	11,403,600

Electrical Equipment & Instruments - 6.5%
Emerson Electric Co.	105,000	7,005,600
Franklin Electric Co., Inc.	85,000	4,037,500
Rockwell Automation, Inc.	25,000	4,095,750
Roper Technologies, Inc.	23,000	8,423,980

		23,562,830

Electronic Equipment & Instruments - 2.5%
National Instruments Corp.	55,000	2,309,450
Trimble, Inc. (a)	150,000	6,766,500

		9,075,950

Food Products - 0.8%
Mondelez International, Inc. - Class A	54,000	2,910,600

Health Care Equipment & Supplies - 8.1%
Danaher Corp.	75,000	10,719,000
PerkinElmer, Inc.	100,000	9,634,000
Thermo Fisher Scientific, Inc.	30,000	8,810,400

		29,163,400

Household Durables - 0.8%
Roku, Inc. (a)	30,000	2,717,400

COMMON STOCKS	Shares	Value
Household Products - 1.9%
Kimberly-Clark Corp.	50,000	$6,664,000

Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	5,000	9,468,150

IT Consulting & Services - 2.4%
PayPal Holdings, Inc. (a)	75,000	8,584,500

Machinery - 5.2%
Generac Holdings, Inc. (a)	115,000	7,982,150
The Toro Co.	74,000	4,950,600
Valmont Industries, Inc.	45,000	5,706,450

		18,639,200

Marine - 0.9%
Kirby Corp. (a)	40,000	3,160,000

Media & Entertainment - 4.2%
Alphabet, Inc. - Class A (a)	7,000	7,579,600
Facebook, Inc. - Class A (a)	27,000	5,211,000
Live Nation Entertainment, Inc. (a)	35,000	2,318,750

		15,109,350

Metals & Mining - 0.6%
Newmont Goldcorp Corp.	60,000	2,308,200

Oil & Gas & Consumable Fuels - 5.7%
Cabot Oil & Gas Corp.	190,000	4,362,400
ConocoPhillips	62,000	3,782,000
EOG Resources, Inc.	65,000	6,055,400
Occidental Petroleum Corp.	124,000	6,234,720

		20,434,520

Personal Products - 1.5%
The Estee Lauder Cos., Inc. - Class A	30,000	5,493,300

Pharmaceuticals - 6.4%
Johnson & Johnson	38,000	5,292,640
Merck & Co., Inc.	80,000	6,708,000
Pfizer, Inc.	115,000	4,981,800
Zoetis, Inc.	53,500	6,071,715

		23,054,155

Road & Rail - 2.5%
Kansas City Southern	40,000	4,872,800
Union Pacific Corp.	24,000	4,058,640

		8,931,440

Software - 6.7%
Adobe Inc. (a)	30,000	8,839,500
Microsoft Corp.	100,000	13,396,000
RealPage, Inc. (a)	35,000	2,059,750

		24,295,250

Software & Services - 3.7%
Akamai Technologies, Inc. (a)	90,000	7,212,600
Alarm.com Holdings, Inc. (a)	67,000	3,584,500
LogMeIn, Inc.	35,000	2,578,800

		13,375,900

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 1.7%
The Home Depot, Inc.	30,000	$6,239,100

Textiles, Apparel & Luxury Goods - 2.4%
VF Corp.	100,000	8,735,000

TOTAL COMMON STOCKS (Cost $189,019,163)		353,557,315

SHORT-TERM INVESTMENTS - 2.1%	Principal Amount
U.S. Treasury Note - 1.2%
1.625%, 03/15/2020	$4,300,000	4,287,739

	Shares
Money Market Fund - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (c)	3,382,588	3,382,588

TOTAL SHORT-TERM INVESTMENTS (Cost $7,662,878)		7,670,327

Total Investments - 100.2% (Cost $196,682,041)		361,227,642
Liabilities in Excess of Other Assets - (0.2)%		(861,211)

TOTAL NET ASSETS - 100.0%		$360,366,431

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 68.4%	Shares	Value
Aerospace & Defense - 2.0%
Honeywell International, Inc.	6,100	$1,064,999
L3 Technologies, Inc.	4,000	980,680

		2,045,679

Banks - 4.7%
Bank of America Corp.	38,500	1,116,500
Comerica, Inc.	12,500	908,000
Cullen/Frost Bankers, Inc.	8,800	824,208
SunTrust Banks, Inc.	14,600	917,610
Zions Bancorp N.A.	20,000	919,600

		4,685,918

Beverages - 1.8%
The Coca-Cola Co.	17,600	896,192
PepsiCo, Inc.	6,700	878,571

		1,774,763

Biotechnology - 1.1%
Charles River Laboratories International, Inc. (a)	8,100	1,149,390

Chemicals - 5.9%
Air Products and Chemicals, Inc.	6,600	1,494,042
Corteva, Inc. (a)	21,358	631,556
DuPont de Nemours, Inc.	8,158	612,421
Ecolab, Inc.	4,800	947,712
FMC Corp.	13,700	1,136,415
Linde PLC (b)	5,500	1,104,400

		5,926,546

Commercial Services & Supplies - 1.6%
Cintas Corp.	4,000	949,160
Waste Management, Inc.	5,900	680,683

		1,629,843

Communications Equipment - 0.6%
QUALCOMM, Inc.	8,000	608,560

Computers & Peripherals - 1.4%
Apple, Inc.	7,150	1,415,128

Construction Materials - 0.9%
Martin Marietta Materials, Inc.	4,100	943,451

Containers & Packaging - 0.6%
Ball Corp.	8,800	615,912

Diversified Financials - 2.5%
JPMorgan Chase & Co.	10,500	1,173,900
Moody’s Corp.	7,000	1,367,170

		2,541,070

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	26,739	896,024
Verizon Communications, Inc.	13,841	790,736

		1,686,760

Electrical Equipment & Instruments - 1.6%
Emerson Electric Co.	13,400	894,048

COMMON STOCKS	Shares	Value
Electrical Equipment & Instruments - 1.6%, Continued
Rockwell Automation, Inc.	4,500	$737,235

		1,631,283

Electronic Equipment & Instruments - 2.4%
FLIR Systems, Inc.	13,700	741,170
National Instruments Corp.	15,800	663,442
Trimble, Inc. (a)	22,200	1,001,442

		2,406,054

Food & Drug Retailing - 1.0%
Walmart, Inc.	9,500	1,049,655

Food Products - 1.1%
Mondelez International, Inc. - Class A	19,800	1,067,220

Health Care Equipment & Supplies - 5.1%
Becton, Dickinson & Co.	4,400	1,108,844
Danaher Corp.	8,800	1,257,696
Medtronic PLC (b)	7,600	740,164
PerkinElmer, Inc.	10,100	973,034
Thermo Fisher Scientific, Inc.	3,700	1,086,616

		5,166,354

Household Products - 2.1%
Colgate-Palmolive Co.	11,600	831,372
Kimberly-Clark Corp.	6,600	879,648
The Procter & Gamble Co.	3,500	383,775

		2,094,795

Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (a)	700	1,325,541

IT Consulting & Services - 3.3%
Black Knight, Inc. (a)	14,000	842,100
PayPal Holdings, Inc. (a)	11,400	1,304,844
Visa, Inc. - Class A	6,800	1,180,140

		3,327,084

Machinery - 1.7%
Fortive Corp.	11,300	921,176
Stanley Black & Decker, Inc.	5,400	780,894

		1,702,070

Marine - 0.7%
Kirby Corp. (a)	9,000	711,000

Media & Entertainment - 2.7%
Alphabet, Inc. - Class A (a)	250	270,700
Alphabet, Inc. - Class C (a)	825	891,751
CBS Corp. - Class B	3,600	179,640
The Walt Disney Co.	9,500	1,326,580

		2,668,671

Oil & Gas & Consumable Fuels - 4.4%
Cabot Oil & Gas Corp.	25,900	594,664
Chevron Corp.	7,295	907,790
ConocoPhillips	11,400	695,400
EOG Resources, Inc.	8,600	801,176
Exxon Mobil Corp.	4,633	355,027

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

COMMON STOCKS	Shares	Value
Oil & Gas & Consumable Fuels - 4.4%, Continued
Pioneer Natural Resources Co.	4,100	$630,826
WPX Energy, Inc. (a)	41,000	471,910

		4,456,793

Pharmaceuticals - 4.0%
Abbott Laboratories	12,300	1,034,430
Merck & Co., Inc.	9,800	821,730
Pfizer, Inc.	12,600	545,832
Zoetis, Inc.	14,400	1,634,256

		4,036,248

Real Estate Investment Trusts - 0.8%
American Tower Corp.	3,800	776,910

Road & Rail - 0.7%
Union Pacific Corp.	4,100	693,351

Software - 5.7%
Adobe, Inc. (a)	3,500	1,031,275
Microsoft Corp.	11,000	1,473,560
Oracle Corp.	17,800	1,014,066
RealPage, Inc. (a)	20,900	1,229,965
salesforce.com, Inc. (a)	6,400	971,072

		5,719,938

Software & Services - 1.0%
Akamai Technologies, Inc. (a)	12,500	1,001,750

Specialty Retail - 1.8%
The Home Depot, Inc.	6,100	1,268,617
O’Reilly Automotive, Inc. (a)	1,400	517,048

		1,785,665

Textiles, Apparel & Luxury Goods - 2.2%
NIKE, Inc. - Class B	11,600	973,820
VF Corp.	14,700	1,284,045

		2,257,865

TOTAL COMMON STOCKS (Cost $43,670,593)		68,901,267

CORPORATE BONDS - 29.8%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$250,000	261,979
Air Freight & Logistics - 1.0%
FedEx Corp.
2.700%, 04/15/2023	425,000	428,886
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	606,635

		1,035,521

Banks - 2.1%
Bank of America Corp.:
2.625%, 10/19/2020	400,000	401,658
2.625%, 04/19/2021	250,000	251,642

CORPORATE BONDS	Principal Amount	Value
Banks - 2.1%, Continued
Comerica, Inc.
3.700%, 07/31/2023 Callable 06/30/2023	$475,000	$497,404
SunTrust Bank
4.050%, 11/03/2025 Callable 09/03/2025	385,000	415,600
The Bank of New York Mellon Corp.:
2.450%, 11/27/2020 Callable 10/27/2020	350,000	351,502
2.500%, 04/15/2021 Callable 03/15/2021	200,000	201,162

		2,118,968

Beverages - 0.4%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	422,760

Biotechnology - 1.0%
Amgen, Inc.:
2.125%, 05/01/2020 Callable 04/01/2020	100,000	99,770
2.700%, 05/01/2022 Callable 03/01/2022	325,000	328,372
3.625%, 05/22/2024 Callable 02/22/2024	250,000	262,767
Celgene Corp.
3.625%, 05/15/2024 Callable 02/15/2024	250,000	262,618

		953,527

Chemicals - 0.6%
Ecolab, Inc.:
2.250%, 01/12/2020	100,000	99,889
3.250%, 01/14/2023 Callable 11/14/2022	500,000	514,048

		613,937

Communications Equipment - 0.6%
Cisco Systems, Inc.
2.200%, 02/28/2021	275,000	275,249
QUALCOMM Inc.
2.250%, 05/20/2020	350,000	349,945

		625,194

Computers & Peripherals - 0.9%
Apple, Inc.
2.850%, 05/06/2021	500,000	507,482
International Business Machines Corp.
2.250%, 02/19/2021	350,000	350,058

		857,540

Consumer Finance - 1.1%
American Express Co.:
3.400%, 02/27/2023 Callable 01/27/2023	125,000	129,490

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 1.1%, Continued
3.700%, 08/03/2023 Callable 07/03/2023	$300,000	$315,124
3.000%, 10/30/2024 Callable 09/29/2024	350,000	359,030
American Express Credit Corp.
2.600%, 09/14/2020 Callable 08/14/2020	300,000	301,183

		1,104,827

Diversified Financials - 0.6%
JPMorgan Chase & Co.:
2.400%, 06/07/2021 Callable 05/07/2021	400,000	401,209
3.375%, 05/01/2023	225,000	231,494

		632,703

Diversified Telecommunication Services - 1.2%
AT&T, Inc.
2.450%, 06/30/2020 Callable 05/30/2020	725,000	724,840
Verizon Communications, Inc.:
2.450%, 11/01/2022 Callable 08/01/2022	200,000	201,614
3.500%, 11/01/2024 Callable 08/01/2024	250,000	262,878

		1,189,332

Electrical Equipment & Instruments - 1.5%
Emerson Electric Co.:
2.625%, 02/15/2023 Callable 11/15/2022	400,000	409,045
3.150%, 06/01/2025 Callable 03/01/2025	200,000	208,114
Rockwell Automation, Inc.
2.050%, 03/01/2020 Callable 02/01/2020	288,000	287,283
Roper Technologies, Inc.
2.800%, 12/15/2021 Callable 11/15/2021	600,000	604,171

		1,508,613

Electronic Equipment & Instruments - 0.5%
Trimble, Inc.
4.150%, 06/15/2023 Callable 05/15/2023	500,000	517,833

Food & Drug Retailing - 1.7%
Costco Wholesale Corp.
2.250%, 02/15/2022	400,000	402,230
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021 Callable 09/18/2021	325,000	331,660
3.800%, 11/18/2024 Callable 08/18/2024	250,000	259,870

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 1.7%, Continued
Walmart, Inc.
3.550%, 06/26/2025 Callable 04/26/2025	$700,000	$748,537

		1,742,297

Health Care Equipment & Supplies - 1.0%
Danaher Corp.
2.400%, 09/15/2020 Callable 08/15/2020	400,000	400,876
Thermo Fisher Scientific, Inc.
3.150%, 01/15/2023 Callable 10/15/2022	600,000	615,530

		1,016,406

Health Care Providers & Services - 0.4%
CVS Health Corp.
2.125%, 06/01/2021 Callable 05/01/2021	400,000	397,479

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp.:
2.750%, 12/09/2020 Callable 11/09/2020	200,000	201,275
3.625%, 05/20/2021	100,000	102,564

		303,839

Insurance - 0.7%
Berkshire Hathaway, Inc.
2.200%, 03/15/2021 Callable 02/15/2021	710,000	712,192

Internet & Catalog Retail - 0.7%
Amazon.com, Inc.
3.300%, 12/05/2021 Callable 10/05/2021	695,000	716,640

Machinery - 0.8%
Illinois Tool Works, Inc.
3.500%, 03/01/2024 Callable 12/01/2023	715,000	754,057

Media & Entertainment - 1.1%
Alphabet, Inc.
3.375%, 02/25/2024	600,000	634,188
TWDC Enterprises 18 Corp.
2.300%, 02/12/2021	420,000	421,699

		1,055,887

Oil & Gas & Consumable Fuels - 4.8%
Chevron Corp.
2.411%, 03/03/2022 Callable 01/03/2022	500,000	505,205
ConocoPhillips Co.
2.400%, 12/15/2022 Callable 09/15/2022	490,000	491,969

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 4.8%, Continued
Enterprise Products Operating, LLC:
2.850%, 04/15/2021 Callable 03/15/2021	$500,000	$503,970
3.750%, 02/15/2025 Callable 11/15/2024	200,000	211,721
EOG Resources, Inc.:
2.450%, 04/01/2020 Callable 03/01/2020	200,000	200,003
2.625%, 03/15/2023 Callable 12/15/2022	600,000	607,435
Exxon Mobil Corp.:
2.222%, 03/01/2021 Callable 02/01/2021	325,000	326,004
3.043%, 03/01/2026 Callable 12/01/2025	300,000	311,173
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022 Callable 06/01/2022	400,000	416,564
Occidental Petroleum Corp.:
2.600%, 04/15/2022 Callable 03/15/2022	500,000	501,916
3.500%, 06/15/2025 Callable 03/15/2025	250,000	258,319
Schlumberger Investment SA (b)
3.650%, 12/01/2023 Callable 09/01/2023	500,000	526,391

		4,860,670

Pharmaceuticals - 1.6%
Abbott Laboratories:
3.400%, 11/30/2023 Callable 09/30/2023	245,000	255,607
3.875%, 09/15/2025 Callable 06/15/2025	255,000	275,051
AbbVie, Inc.
2.500%, 05/14/2020 Callable 04/14/2020	425,000	425,030
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	655,669

		1,611,357

Real Estate Investment Trusts - 0.3%
American Tower Corp.
2.800%, 06/01/2020 Callable 05/01/2020	300,000	300,731

Road & Rail - 1.2%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	600,000	615,623
Union Pacific Corp.:
2.250%, 06/19/2020 Callable 05/19/2020	415,000	414,610
3.750%, 07/15/2025 Callable 05/15/2025	200,000	213,928

		1,244,161

CORPORATE BONDS	Principal Amount	Value
Semiconductor Equipment & Products - 0.5%
Texas Instruments, Inc.
2.750%, 03/12/2021 Callable 02/12/2021	$470,000	$475,396

Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.
3.700%, 07/29/2025 Callable 04/29/2025	500,000	536,516

Software - 1.3%
Microsoft Corp.:
2.375%, 02/12/2022 Callable 01/12/2022	400,000	404,193
3.125%, 11/03/2025 Callable 08/03/2025	230,000	242,320
Oracle Corp.
2.800%, 07/08/2021	625,000	633,692

		1,280,205

Specialty Retail - 1.1%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	300,000	309,466
The Home Depot, Inc.:
2.625%, 06/01/2022 Callable 05/01/2022	290,000	295,051
2.800%, 09/14/2027 Callable 06/14/2027	500,000	507,607

		1,112,124

TOTAL CORPORATE BONDS (Cost $29,480,125)		29,962,691

SHORT-TERM INVESTMENT - 1.7%	Shares
Money Market Fund - 1.7%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (c)	1,690,556	1,690,556

TOTAL SHORT-TERM INVESTMENT (Cost $1,690,556)		1,690,556

Total Investments - 99.9% (Cost $74,841,274)		100,554,514
Other Assets in Excess of Liabilities - 0.1%		134,753

TOTAL NET ASSETS - 100.0%		$100,689,267

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

CORPORATE BONDS - 69.3%	Principal Amount	Value
Aerospace & Defense - 0.7%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$1,750,000	$1,833,854

Air Freight & Logistics - 1.3%
FedEx Corp.
3.250%, 04/01/2026 Callable 01/01/2026	3,500,000	3,636,142

Banks - 5.1%
Bank of America Corp.:
2.625%, 10/19/2020	2,600,000	2,610,776
3.772% (3 Month LIBOR USD + 1.180%), 10/21/2022 (a) Callable 10/21/2021	2,975,000	3,013,486
4.450%, 03/03/2026	2,000,000	2,159,036
BB&T Corp.
2.980% (3 Month LIBOR USD + 0.570%), 06/15/2020 (a)	2,000,000	2,010,211
Comerica, Inc.
3.700%, 07/31/2023 Callable 06/30/2023	2,000,000	2,094,333
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	2,113,635

		14,001,477

Biotechnology - 1.8%
Celgene Corp.
3.625%, 05/15/2024 Callable 02/15/2024	4,750,000	4,989,748

Chemicals - 0.4%
Ecolab, Inc.
2.375%, 08/10/2022 Callable 07/10/2022	1,000,000	1,004,687

Computers & Peripherals - 1.2%
Apple, Inc.
2.400%, 05/03/2023	3,250,000	3,284,520

Consumer Finance - 4.0%
American Express Co.:
2.913% (3 Month LIBOR USD + 0.330%), 10/30/2020 (a) Callable 09/29/2020	3,500,000	3,506,679
3.000%, 10/30/2024 Callable 09/29/2024	2,000,000	2,051,600
4.200%, 11/06/2025 Callable 10/06/2025	2,000,000	2,186,059
American Express Credit Corp.
2.375%, 05/26/2020 Callable 04/25/2020	3,000,000	3,001,720

		10,746,058

Containers & Packaging - 2.0%
Ball Corp.:
5.000%, 03/15/2022	2,000,000	2,107,500

CORPORATE BONDS	Principal Amount	Value
Containers & Packaging - 2.0%, Continued
5.250%, 07/01/2025	$3,000,000	$3,255,000

		5,362,500

Diversified Financials - 4.1%
JPMorgan Chase & Co.:
3.547% (3 Month LIBOR USD + 0.955%), 01/23/2020 (a)	3,082,000	3,097,914
3.480% (3 Month LIBOR USD + 0.900%), 04/25/2023 (a) Callable 04/25/2022	2,409,000	2,421,405
3.375%, 05/01/2023	2,000,000	2,057,730
2.700%, 05/18/2023 Callable 03/18/2023	3,500,000	3,538,308

		11,115,357

Diversified Telecommunication Services - 7.4%
AT&T, Inc.:
3.547% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	2,975,000	3,001,962
3.800%, 02/15/2027 Callable 11/15/2026	2,000,000	2,084,690
4.250%, 03/01/2027 Callable 12/01/2026	4,000,000	4,290,692
CenturyLink, Inc.
5.800%, 03/15/2022	2,500,000	2,618,750
Verizon Communications, Inc.:
3.410% (3 Month LIBOR USD + 1.000%), 03/16/2022 (a)	2,200,000	2,234,058
2.450%, 11/01/2022 Callable 08/01/2022	1,750,000	1,764,119
3.500%, 11/01/2024 Callable 08/01/2024	1,750,000	1,840,148
4.125%, 03/16/2027	2,000,000	2,177,049

		20,011,468

Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.:
2.625%, 12/01/2021 Callable 11/01/2021	950,000	961,429
3.150%, 06/01/2025 Callable 03/01/2025	5,000,000	5,202,838
Rockwell Automation, Inc.
2.875%, 03/01/2025 Callable 12/01/2024	1,440,000	1,466,768

		7,631,035

Electronic Equipment & Instruments - 1.7%
Trimble, Inc.
4.150%, 06/15/2023 Callable 05/15/2023	4,500,000	4,660,497

Food & Drug Retailing - 1.7%
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024 Callable 08/18/2024	4,375,000	4,547,719

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 6.5%
Danaher Corp.:
2.400%, 09/15/2020 Callable 08/15/2020	$2,000,000	$2,004,381
3.350%, 09/15/2025 Callable 06/15/2025	5,500,000	5,761,117
PerkinElmer, Inc.
5.000%, 11/15/2021 Callable 08/15/2021	1,094,000	1,144,451
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024 Callable 11/01/2023	4,500,000	4,825,835
2.950%, 09/19/2026 Callable 06/19/2026	4,000,000	4,026,198

		17,761,982

Health Care Providers & Services - 2.4%
CVS Health Corp.:
3.173% (3 Month LIBOR USD + 0.720%), 03/09/2021 (a)	4,500,000	4,521,328
4.125%, 05/15/2021 Callable 02/15/2021	2,000,000	2,054,931

		6,576,259

Household Products - 0.4%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	984,158

Internet & Catalog Retail - 2.6%
Amazon.com, Inc.:
2.600%, 12/05/2019 Callable 11/05/2019	2,000,000	2,002,563
2.500%, 11/29/2022 Callable 08/29/2022	5,000,000	5,047,999

		7,050,562

Media & Entertainment - 1.6%
Alphabet, Inc. 3.375%, 02/25/2024	4,000,000	4,227,919

Multiline Retail - 1.7%
Family Dollar Stores, Inc. 5.000%, 02/01/2021	4,500,000	4,668,750

Oil & Gas & Consumable Fuels - 9.4%
Chevron Corp.:
2.411%, 03/03/2022 Callable 01/03/2022	1,450,000	1,465,094
2.954%, 05/16/2026 Callable 02/16/2026	1,870,000	1,931,584
ConocoPhillips Co.
3.418% (3 Month LIBOR USD + 0.900%), 05/15/2022 (a)	700,000	709,499
Enterprise Products Operating, LLC
3.750%, 02/15/2025 Callable 11/15/2024	4,063,000	4,301,108

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 9.4%, Continued
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024 Callable 06/01/2024	$3,000,000	$3,195,294
Kinder Morgan, Inc.
3.877% (3 Month LIBOR USD + 1.280%), 01/15/2023 (a)	2,000,000	2,019,926
Occidental Petroleum Corp.:
2.600%, 04/15/2022 Callable 03/15/2022	3,125,000	3,136,971
3.500%, 06/15/2025 Callable 03/15/2025	3,000,000	3,099,830
Range Resources Corp.
5.000%, 08/15/2022 Callable 05/15/2022	5,850,000	5,579,438

		25,438,744

Real Estate Investment Trusts - 2.3%
American Tower Corp.:
3.500%, 01/31/2023	3,500,000	3,615,662
5.000%, 02/15/2024	2,500,000	2,754,113

		6,369,775

Road & Rail - 4.0%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	3,500,000	3,591,133
Union Pacific Corp.:
2.250%, 06/19/2020 Callable 05/19/2020	4,125,000	4,121,126
3.750%, 07/15/2025 Callable 05/15/2025	3,025,000	3,235,653

		10,947,912

Semiconductors & Semiconductor Equipment - 1.3%
Intel Corp.
3.700%, 07/29/2025 Callable 04/29/2025	2,250,000	2,414,321
QUALCOMM, Inc.
2.900%, 05/20/2024 Callable 03/20/2024	1,000,000	1,016,475

		3,430,796

Software - 1.2%
Oracle Corp.
3.250%, 11/15/2027 Callable 08/15/2027	3,000,000	3,144,093

Software & Services - 0.9%
Sabre GLBL, Inc. (b)
5.375%, 04/15/2023 Callable 07/29/2019	2,500,000	2,568,750

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Specialty Retail - 0.8%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	$2,203,000	$2,272,513

TOTAL CORPORATE BONDS (Cost $184,178,282)		188,267,275

U.S. GOVERNMENT ISSUES - 9.8%
U.S. Treasury Inflation Indexed Bonds - 1.4%
0.625%, 01/15/2024	3,833,270	3,901,170

U.S. Treasury Notes - 8.4%
2.000%, 07/31/2020	2,000,000	2,001,562
2.000%, 02/15/2023	2,000,000	2,019,297
2.000%, 02/15/2025	2,000,000	2,020,820
2.000%, 08/15/2025	2,000,000	2,019,531
1.625%, 02/15/2026	2,000,000	1,971,133
2.375%, 05/15/2027	4,000,000	4,136,094
2.750%, 02/15/2028	2,000,000	2,126,875
2.875%, 08/15/2028	3,000,000	3,224,297
3.125%, 11/15/2028	3,000,000	3,290,977

		22,810,586

TOTAL U.S. GOVERNMENT ISSUES (Cost $25,742,698)		26,711,756

U.S. GOVERNMENT SPONSORED ENTITIES - 19.5%
Fannie Mae - 2.1%
2.000%, 07/28/2021 (c) Callable 07/28/2019	2,000,000	1,999,874
1.750%, 10/26/2021 (c) Callable 07/26/2019	1,040,000	1,039,637
2.000%, 05/17/2024 (c) Callable 08/17/2019	2,800,000	2,800,219

		5,839,730

Federal Home Loan Bank - 7.1%
1.750%, 10/19/2020 (c) Callable 07/19/2019	2,500,000	2,498,267
2.000%, 10/19/2020 (c) Callable 07/19/2019	2,500,000	2,499,997
2.250%, 01/29/2021 (c) Callable 07/29/2019	2,500,000	2,500,616
2.000%, 08/15/2022 (c) Callable 08/15/2019	2,500,000	2,499,538
2.000%, 08/24/2022 Callable 08/24/2019	2,700,000	2,700,736
2.260%, 10/04/2022 Callable 10/04/2019	3,650,000	3,649,203
2.250%, 04/28/2026 (c) Callable 07/28/2019	1,500,000	1,494,198
2.500%, 05/15/2026 (c) Callable 05/15/2020	1,400,000	1,403,119

		19,245,674

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Freddie Mac - 10.3%
1.500%, 08/25/2021 (c) Callable 08/25/2019	$1,600,000	$1,593,549
1.500%, 08/25/2021 (c) Callable 08/25/2019	1,650,000	1,647,356
2.000%, 08/25/2021 (c) Callable 08/25/2019	2,500,000	2,494,745
2.375%, 01/13/2022	2,000,000	2,030,045
2.600%, 07/26/2022 (c) Callable 07/26/2019	840,000	840,057
2.200%, 07/27/2022 Callable 07/27/2019	1,225,000	1,225,028
1.750%, 09/29/2022 (c) Callable 09/29/2019	2,500,000	2,500,326
2.250%, 12/14/2022 (c) Callable 12/14/2019	2,000,000	1,999,691
2.000%, 06/30/2023 (c) Callable 09/30/2019	1,500,000	1,496,390
2.000%, 10/27/2023 (c) Callable 07/27/2019	4,500,000	4,495,879
2.500%, 06/17/2024 (c) Callable 09/17/2019	5,200,000	5,200,836
2.000%, 05/23/2031 (c) Callable 08/23/2019	2,500,000	2,476,111

		28,000,013

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $53,086,571)		53,085,417

SHORT-TERM INVESTMENT - 0.9%	Shares
Money Market Fund - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (d)	2,393,361	2,393,361

TOTAL SHORT-TERM INVESTMENT (Cost $2,393,361)		2,393,361

Total Investments - 99.5% (Cost $265,400,912)		270,457,809
Other Assets in Excess of Liabilities - 0.5%		1,491,270

TOTAL NET ASSETS - 100.0%		$271,949,079

(a)	Floating rate.
(b)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the Rule 144A securities was $2,568,760 representing 0.9% of the Fund’s total net assets.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 80.7%	Shares	Value
AUSTRALIA - 2.1%
Pharmaceuticals - 2.1%
CSL Ltd.	920	$139,310

Total Australia		139,310

BELGIUM - 1.7%
Beverages - 1.7%
Anheuser-Busch InBev SA/NV	1,250	110,613

Total Belgium		110,613

FINLAND - 1.7%
Banks - 1.7%
Nordea Bank Abp	15,575	113,093

Total Finland		113,093

FRANCE - 14.3%
Aerospace & Defense - 2.3%
Safran SA	1,000	146,292

Chemicals - 2.3%
Air Liquide SA	1,050	146,862

Electrical Equipment & Instruments - 2.1%
Schneider Electric SA	1,495	135,272

IT Consulting & Services - 2.4%
Capgemini SE	1,275	158,525

Oil & Gas & Consumable Fuels - 2.0%
TOTAL SA	2,375	133,223

Speciality Retail - 3.2%
LVMH Moet Hennessy Louis Vuitton SE	485	206,185

Total France		926,359

GERMANY - 5.6%
Machinery - 1.8%
KION Group AG	1,875	118,577

Semiconductor Equipment & Products - 1.2%
Infineon Technologies AG	4,200	74,633

Software - 2.6%
SAP SE	1,250	171,364

Total Germany		364,574

IRELAND - 2.2%
Construction Materials - 2.2%
CRH PLC	4,385	143,334

Total Ireland		143,334

ITALY - 2.0%
Textiles, Apparel & Luxury Goods - 2.0%
Moncler SpA	2,950	126,441

Total Italy		126,441

JAPAN - 6.7%
Computers & Peripherals - 1.6%
Nidec Corp.	770	105,748

COMMON STOCKS	Shares	Value
JAPAN - 6.7%, Continued
Food & Drug Retailing - 1.5%
Tsuruha Holdings, Inc.	1,040	$96,453

Media & Entertainment - 2.1%
Nintendo Co., Ltd.	375	137,587

Personal Products - 1.5%
Shiseido Co., Ltd.	1,280	96,815

Total Japan		436,603

JERSEY - 2.2%
Trading Companies & Distributors - 2.2%
Ferguson PLC	1,975	140,601

Total Jersey		140,601

NETHERLANDS - 4.3%
Banks - 1.9%
ING Groep NV	10,750	124,525

Semiconductor Equipment & Products - 2.4%
ASML Holding NV	735	152,946

Total Netherlands		277,471

PORTUGAL - 1.3%
Oil & Gas & Consumable Fuels - 1.3%
Galp Energia SGPS SA	5,620	86,432

Total Portugal		86,432

SPAIN - 2.6%
Banks - 1.3%
CaixaBank SA	30,150	86,470

Machinery - 1.3%
Fluidra SA (a)	6,300	83,243

Total Spain		169,713

SWEDEN - 1.8%
Oil & Gas & Consumable Fuels - 1.8%
Lundin Petroleum AB	3,675	114,501

Total Sweden		114,501

SWITZERLAND - 10.3%
Banks - 1.9%
Julius Baer Group Ltd.	2,850	126,979

Electrical Equipment & Instruments - 1.8%
ABB Ltd.	5,925	118,785

Health Care Equipment & Supplies - 2.2%
Alcon, Inc. (a)	2,310	142,642

Pharmaceuticals - 4.4%
Lonza Group AG	385	129,973
Roche Holding AG	545	153,248

		283,221

Total Switzerland		671,627

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2019 (Unaudited)

COMMON STOCKS	Shares	Value
UNITED KINGDOM - 21.9%
Banks - 1.8%
Lloyds Banking Group PLC	164,000	$117,789

Beverages - 1.8%
Diageo PLC	2,650	114,057

Commercial Services & Supplies - 2.1%
Rentokil Initial PLC	27,500	138,839

Hotels, Restaurants & Leisure - 4.1%
Compass Group PLC	5,620	134,721
InterContinental Hotels Group PLC	1,950	128,252

		262,973

Household Products - 1.9%
Reckitt Benckiser Group PLC	1,585	125,144

Insurance - 2.1%
Prudential PLC	6,250	136,444

Oil & Gas & Consumable Fuels - 2.2%
Royal Dutch Shell PLC - A Shares	4,410	143,932

Personal Products - 2.3%
Unilever PLC	2,425	150,532

Specialty Retail - 1.6%
Burberry Group PLC	4,260	100,972

Trading Companies & Distributors - 2.0%
Ashtead Group PLC	4,485	128,502

Total United Kingdom		1,419,184

TOTAL COMMON STOCKS (Cost $5,119,240)		5,239,856

PREFERRED STOCK - 1.9%
GERMANY - 1.9%
Health Care Equipment & Supplies - 1.9%
Sartorius AG	605	124,076

Total Germany		124,076

TOTAL PREFERRED STOCK (Cost $118,976)		124,076

SHORT-TERM INVESTMENTS - 13.4%
Money Market Funds - 13.4%
Fidelity Investments Money Market Government Portfolio - Class I, 2.26% (b)	174,182	174,182
First American Government Obligations Fund - Class Z, 2.26% (b)	174,182	174,182
First American Treasury Obligations Fund - Class Z, 2.23% (b)	174,182	174,182
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 2.27% (b)	174,182	174,182

SHORT-TERM INVESTMENTS	Shares	Value
Money Market Funds - 13.4%, Continued
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Share Class, 2.25% (b)	174,182	$174,182

TOTAL SHORT-TERM INVESTMENTS (Cost $870,910)		870,910

Total Investments - 96.0% (Cost $6,109,126)		6,234,842
Other Assets in Excess of Liabilities - 4.0%		259,114

TOTAL NET ASSETS - 100.0%		$6,493,956

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets:
Investments, at value*	$189,467,281	$12,963,171	$361,227,642	$100,554,514	$270,457,809	$6,234,842
Cash	—	—	—	8,881	11,250	256,763
Receivable for Fund shares sold	39,971	—	42,921	39,082	5,970	—
Dividends and interest receivable	66,651	3,605	517,235	264,619	2,062,459	4,327
Receivable for investment advisory fees (Note B)	—	8,554	—	—	—	30,528
Other assets	23,760	16,446	40,318	15,387	25,114	347

Total assets	189,597,663	12,991,776	361,828,116	100,882,483	272,562,602	6,526,807

Liabilities:
Payable for Fund shares redeemed	116,692	—	798,080	15,540	315,742	—
Payable for investment advisory fees (Note B)	315,996	—	474,071	116,191	154,021	—
Payable for professional fees	35,886	9,383	55,905	19,060	41,767	3,233
Payable for trustees’ fees and officer compensation (Note B)	30,575	2,672	49,750	11,655	35,221	3,025
Payable for administrative fees	27,325	6,840	45,853	13,067	36,219	7,320
Payable for accounting and transfer agent fees and expenses	26,837	13,271	22,123	13,625	19,529	17,077
Payable for reports to shareholders	7,684	861	9,068	2,469	6,892	488
Payable for custody fees and expenses	4,376	1,153	6,835	1,609	4,132	1,708

Total liabilities	565,371	34,180	1,461,685	193,216	613,523	32,851

Net assets	$189,032,292	$12,957,596	$360,366,431	$100,689,267	$271,949,079	$6,493,956

Net assets consist of:
Paid in capital	$130,456,153	$8,202,506	$191,775,340	$74,658,261	$267,101,724	$6,373,245
Total distributable earnings	58,576,139	4,755,090	168,591,091	26,031,006	4,847,355	120,711

Net assets	$189,032,292	$12,957,596	$360,366,431	$100,689,267	$271,949,079	$6,493,956

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	11,005,351	1,317,667	12,921,790	4,181,242	25,036,134	648,307
Net asset value per share (offering and redemption price)	$17.18	$9.83	$27.89	$24.08	$10.86	$10.02

* Cost of investments	$143,435,275	$9,647,375	$196,682,041	$74,841,274	$265,400,912	$6,109,126

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund(1)

Investment Income:
Dividends*	$734,126	$48,226	$2,825,658	$519,193	$—	$—
Interest	67,446	5,331	104,611	408,992	3,751,843	9,681

Total income	801,572	53,557	2,930,269	928,185	3,751,843	9,681

Expenses:
Investment advisory fees (Note B)	683,082	48,599	1,212,431	304,910	644,742	4,861
Accounting and transfer agent fees and expenses	75,309	34,964	104,611	50,125	75,114	17,080
Administrative fees	75,090	20,472	137,374	38,538	106,689	7,320
Trustees’ fees and officer compensation (Note B)	67,449	5,953	114,900	28,091	82,711	2,379
Professional fees	37,350	5,299	63,856	18,153	47,479	3,233
Federal and state registration	24,139	10,744	24,641	11,023	14,686	3,477
Custody fees and expenses	11,597	3,530	19,512	5,002	13,082	1,708
Reports to shareholders	7,575	930	10,810	3,258	7,617	488
Other	3,801	362	6,566	1,629	4,706	244

Total expenses	985,392	130,853	1,694,701	460,729	996,826	40,790
Less, expense waiver and/or reimbursement (Note B)	(74,616)	(66,055)	(309,065)	(85,456)	(352,085)	(35,389)

Net expenses	910,776	64,798	1,385,636	375,273	644,741	5,401

Net investment income (loss)	(109,204)	(11,241)	1,544,633	552,912	3,107,102	4,280

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	13,561,897	1,454,948	3,490,177	274,742	51,798	(9,285)
Net change in unrealized appreciation/depreciation on investments	17,665,354	1,405,927	55,104,044	12,095,699	9,325,042	125,716

Net Realized and Unrealized Gain on Investments	31,227,251	2,860,875	58,594,221	12,370,441	9,376,840	116,431

Net Increase in Net Assets Resulting from Operations	$31,118,047	$2,849,634	$60,138,854	$12,923,353	$12,483,942	$120,711

* Net of foreign taxes withheld	$426	$—	$4,680	$—	$—	$1,379

(1)	For the period May 1, 2019 (commencement of operations) through June 30, 2019.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment loss	$(109,204)	$(356,826)	$(11,241)	$(52,514)
Net realized gain on investments	13,561,897	29,636,948	1,454,948	2,320,133
Net change in unrealized appreciation/depreciation	17,665,354	(38,563,909)	1,405,927	(3,609,716)

	31,118,047	(9,283,787)	2,849,634	(1,342,097)

Net Dividends and Distributions to Shareholders	—	(28,133,206)	—	(2,221,982)

Net decrease in net assets resulting from Fund share transactions (Note C)	(2,407,878)	(3,923,364)	(2,054,253)	(3,651,822)

Total increase (decrease) in net assets	28,710,169	(41,340,357)	795,381	(7,215,901)

Net Assets:
Beginning of period	160,322,123	201,662,480	12,162,215	19,378,116

End of period	$189,032,292	$160,322,123	$12,957,596	$12,162,215

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$1,544,633	$2,590,876	$552,912	$884,913
Net realized gain on investments	3,490,177	19,925,830	274,742	1,650,227
Net change in unrealized appreciation/depreciation	55,104,044	(32,018,598)	12,095,699	(4,220,426)

	60,138,854	(9,501,892)	12,923,353	(1,685,286)

Net Dividends and Distributions to Shareholders	—	(22,493,233)	(532,683)	(2,464,389)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(8,438,988)	60,336	2,391,937	6,626,622

Total increase (decrease) in net assets	51,699,866	(31,934,789)	14,782,607	2,476,947

Net Assets:
Beginning of period	308,666,565	340,601,354	85,906,660	83,429,713

End of period	$360,366,431	$308,666,565	$100,689,267	$85,906,660

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	May 1, 2019(1) through June, 30, 2019 (Unaudited)
Operations:
Net investment income	$3,107,102	$5,574,912	$4,280
Net realized gain (loss) on investments	51,798	(334,274)	(9,285)
Net change in unrealized appreciation/depreciation	9,325,042	(4,540,199)	125,716

	12,483,942	700,439	120,711

Net Dividends and Distributions to Shareholders	(3,034,168)	(5,577,246)	—

Net increase in net assets resulting from Fund share transactions (Note C)	13,212,975	5,187,333	6,373,245

Total increase in net assets	22,662,749	310,526	6,493,956

Net Assets:
Beginning of period	249,286,330	248,975,804	—

End of period	$271,949,079	$249,286,330	$6,493,956

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$14.39		$18.44		$18.82		$19.86		$24.05	$28.33

Net investment income (loss)	(0.01)		(0.03	)(1)	(0.04	)(2)	(0.03	)(2)	0.01	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	2.80		(1.05)		3.27		1.88		(1.29)	(0.77)

Total from investment operations	2.79		(1.08)		3.23		1.85		(1.28)	(0.83)

Dividends from net investment income	—		—		—		—		(0.01)	—
Distributions from net realized gains	—		(2.97)		(3.61)		(2.89)		(2.90)	(3.45)

Total dividends and distributions	—		(2.97)		(3.61)		(2.89)		(2.91)	(3.45)

Net Asset Value – End of Period	$17.18		$14.39		$18.44		$18.82		$19.86	$24.05

Total Return	19.39%	(3)	-5.70%		17.04%		9.27%		-5.58%	-3.11%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$189,032		$160,322		$201,139		$281,790		$568,421	$840,631
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.08%	(4)	1.08%		1.10%		1.05%		0.97%	0.94%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		0.97%	0.94%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.20)%	(4)	(0.25)%		(0.28)%		(0.18)%		0.05%	(0.21)%
After expense waiver and/or reimbursement	(0.12)%	(4)	(0.17)%		(0.18)%		(0.13)%		0.05%	(0.21)%
Portfolio turnover rate	37%	(3)	45%		42%		50%		62%	60%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$7.92		$10.60		$9.56		$11.15		$12.10		$12.97

Net investment loss	(0.01)		(0.03	)(1)	(0.01	)(2)	(0.05	)(2)	(0.06	)(1)	(0.08	)(2)
Net realized and unrealized gain (loss) on investments	1.92		(0.93)		2.32		0.19		(0.10)		(0.48)

Total from investment operations	1.91		(0.96)		2.31		0.14		(0.16)		(0.56)

Distributions from net realized gains	—		(1.72)		(1.27)		(1.73)		(0.79)		(0.31)

Net Asset Value – End of Period	$9.83		$7.92		$10.60		$9.56		$11.15		$12.10

Total Return	24.12%	(3)	-8.89%		24.13%		1.17%		-1.41%		-4.39%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,958		$12,162		$19,378		$20,419		$331,954		$391,668
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.02%	(4)	1.75%		1.76%		1.23%		1.14%		1.20%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.19)%	(4)	(1.05)%		(0.94)%		(0.68)%		(0.63)%		(0.82)%
After expense waiver and/or reimbursement	(0.17)%	(4)	(0.30)%		(0.18)%		(0.45)%		(0.49)%		(0.62)%
Portfolio turnover rate	39%	(3)	56%		63%		80%		70%		72%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$23.34		$26.02	$22.42	$21.40	$22.81	$22.44

Net investment income	0.12		0.21	0.17	0.19 (1)	0.18 (1)	0.17 (2)
Net realized and unrealized gain (loss) on investments	4.43		(1.08)	4.69	2.32	(0.98)	1.28

Total from investment operations	4.55		(0.87)	4.86	2.51	(0.80)	1.45

Dividends from net investment income	—		(0.21)	(0.17)	(0.20)	(0.20)	(0.16)
Distributions from net realized gains	—		(1.60)	(1.09)	(1.29)	(0.41)	(0.92)

Total dividends and distributions	—		(1.81)	(1.26)	(1.49)	(0.61)	(1.08)

Net Asset Value – End of Period	$27.89		$23.34	$26.02	$22.42	$21.40	$22.81

Total Return	19.49%	(3)	-3.28%	21.69%	11.66%	-3.54%	6.40%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$360,366		$308,667	$340,601	$286,508	$281,200	$333,692
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(4)	0.98%	0.99%	0.98%	0.93%	0.92%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.71%	(4)	0.56%	0.50%	0.69%	0.68%	0.59%
After expense waiver and/or reimbursement	0.89%	(4)	0.74%	0.69%	0.87%	0.81%	0.71%
Portfolio turnover rate	6%	(3)	16%	11%	16%	13%	14%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Balanced Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$21.07		$22.18	$20.46	$19.60	$20.10		$19.63

Net investment income	0.13		0.23	0.20	0.20 (1)	0.19		0.24
Net realized and unrealized gain (loss) on investments	3.01		(0.70)	2.43	1.69	(0.00	)(2)	0.94

Total from investment operations	3.14		(0.47)	2.63	1.89	0.19		1.18

Dividends from net investment income	(0.13)		(0.23)	(0.20)	(0.18)	(0.19)		(0.24)
Distributions from net realized gains	—		(0.41)	(0.71)	(0.85)	(0.50)		(0.47)

Total dividends and distributions	(0.13)		(0.64)	(0.91)	(1.03)	(0.69)		(0.71)

Net Asset Value – End of Period	$24.08		$21.07	$22.18	$20.46	$19.60		$20.10

Total Return	14.91%	(3)	-2.15%	12.88%	9.70%	0.91%		5.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$100,689		$85,907	$83,430	$63,192	$39,153		$37,028
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(4)	1.00%	1.02%	1.03%	1.02%		0.99%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%		0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.00%	(4)	0.83%	0.73%	0.73%	0.73%		1.02%
After expense waiver and/or reimbursement	1.18%	(4)	1.03%	0.95%	0.96%	0.95%		1.21%
Portfolio turnover rate	5%	(3)	17%	15%	16%	16%		20%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$10.47		$10.68	$10.67	$10.50		$10.82		$10.91

Net investment income	0.13		0.24	0.21	0.23		0.25	(1)	0.22
Net realized and unrealized gain (loss) on investments	0.38		(0.21)	0.02	0.17		(0.28)		(0.03)

Total from investment operations	0.51		0.03	0.23	0.40		(0.03)		0.19

Dividends from net investment income	(0.12)		(0.24)	(0.21)	(0.23)		(0.26)		(0.22)
Distributions from net realized gains	—		—	(0.01)	(0.00	)(2)	(0.03)		(0.06)

Total dividends and distributions	(0.12)		(0.24)	(0.22)	(0.23)		(0.29)		(0.28)

Net Asset Value – End of Period	$10.86		$10.47	$10.68	$10.67		$10.50		$10.82

Total Return	4.91%	(4)	0.26%	2.15%	3.83%		-0.27%		1.72%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$271,949		$249,286	$248,976	$226,862		$198,841		$222,704
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.77%	(5)	0.78%	0.80%	0.78%		0.73%	(3)	0.70%
After expense waiver and/or reimbursement	0.50%	(5)	0.50%	0.50%	0.50%		0.56%	(3)	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.14%	(5)	1.96%	1.66%	1.86%		2.18%	(3)	1.92%
After expense waiver and/or reimbursement	2.41%	(5)	2.24%	1.96%	2.14%		2.35%	(3)	1.97%
Portfolio turnover rate	10%	(4)	23%	28%	59%		29%		46%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.
(4)	Not annualized.
(5)	Annualized.

	LKCM International Equity Fund

	May 1, 2019(1) through June 30, 2019 (Unaudited)
Net Asset Value – Beginning of Period	$10.00

Net investment income	0.01
Net realized and unrealized gain on investments	0.01

Total from investment operations	0.02

Net Asset Value – End of Period	$10.02

Total Return	0.20%	(2)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,494
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	7.55%	(3)
After expense waiver and/or reimbursement	1.00%	(3)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(5.76)%	(3)
After expense waiver and/or reimbursement	0.79%	(3)
Portfolio turnover rate	0%	(2)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2019, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and a Fund calculates its net asset value.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2019, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$175,923,387	$—	$—	$175,923,387
Money Market Funds	13,543,894	—	—	13,543,894

Total Investments*	$189,467,281	$—	$—	$189,467,281

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$12,291,455	$—	$—	$12,291,455
Money Market Funds	671,716	—	—	671,716

Total Investments*	$12,963,171	$—	$—	$12,963,171

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$353,557,315	$—	$—	$353,557,315
U.S. Government Issue	—	4,287,739	—	4,287,739
Money Market Fund	3,382,588	—	—	3,382,588

Total Investments*	$356,939,903	$4,287,739	$—	$361,227,642

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$68,901,267	$—	$—	$68,901,267
Corporate Bonds	—	29,962,691	—	29,962,691
Money Market Fund	1,690,556	—	—	1,690,556

Total Investments*	$70,591,823	$29,962,691	$—	$100,554,514

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$188,267,275	$—	$188,267,275
U.S. Government Issues		26,711,756	—	26,711,756
U.S. Government Sponsored Entities	—	53,085,417	—	53,085,417
Money Market Fund	2,393,361	—	—	2,393,361

Total Investments*	$2,393,361	$268,064,448	$—	$270,457,809

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$5,239,856	$—	$5,239,856
Preferred Stock	—	124,076	—	124,076
Money Market Funds	870,910	—	—	870,910

Total Investments*	$870,910	$5,363,932	$—	$6,234,842

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities which changes the amortization period for a callable debt security from the maturity date to the earliest call date. ASU 2017-08 is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has assessed these changes and concluded these changes do not have a material impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. At this time, management does not expect these changes will have any impact on the Funds’ financial statements.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2020 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2019, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2019	$74,616	$66,055	$309,065	$85,456	$352,085	$35,389

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2019, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
			Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	360,695	$5,781,393	629,067	$12,579,033
Shares issued to shareholders in reinvestment of distributions	—	—	1,755,599	24,982,114
Shares redeemed	(494,317)	(8,189,271)	(2,154,803)	(40,922,342)
Redemption fee	—	—		727

Net increase (decrease)	(133,622)	$(2,407,878)	229,863	$(3,360,468)

Shares Outstanding:
Beginning of period	11,138,973		10,909,110

End of period	11,005,351		11,138,973

			Year Ended December 31, 2018
			Adviser Class*
			Shares	Amount
Shares sold			8,126	$141,867
Shares redeemed			(38,699)	(704,763)

Net decrease			(30,573)	$(562,896)

Shares Outstanding:
Beginning of period			30,573

End of period			—

Total Net Decrease				$(3,923,364)

* The Adviser Class Shares of the Fund were terminated on October 31. 2018.

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	3,817	$34,655	33,214	$362,456
Shares issued to shareholders in reinvestment of distributions	—	—	255,531	1,998,256
Shares redeemed	(222,172)	(2,088,908)	(581,374)	(6,012,534)
Redemption fee		—		—

Net decrease	(218,355)	$(2,054,253)	(292,629)	$(3,651,822)

Shares Outstanding:
Beginning of period	1,536,022		1,828,651

End of period	1,317,667		1,536,022

LKCM Equity Fund
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	477,906	$12,460,889	844,102	$23,187,647
Shares issued to shareholders in reinvestment of distributions	—		929,685	21,494,324
Shares redeemed	(780,356)	(20,901,146)	(1,641,146)	(44,621,947)
Redemption fee		1,269		312

Net increase (decrease)	(302,450)	$(8,438,988)	132,641	$60,336

Shares Outstanding:
Beginning of period	13,224,240		13,091,599

End of period	12,921,790		13,224,240

LKCM Balanced Fund
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	266,235	$6,075,866	711,217	$15,637,963
Shares issued to shareholders in reinvestment of distributions	21,988	516,628	111,842	2,384,425
Shares redeemed	(184,362)	(4,202,058)	(507,312)	(11,396,388)
Redemption fee		1,501		622

Net increase	103,861	$2,391,937	315,747	$6,626,622

Shares Outstanding:
Beginning of period	4,077,381		3,761,634

End of period	4,181,242		4,077,381

LKCM Fixed Income Fund
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	1,656,298	$17,713,484	1,518,406	$16,007,187
Shares issued to shareholders in reinvestment of distributions	248,571	2,681,426	475,511	4,982,833
Shares redeemed	(672,193)	(7,182,133)	(1,503,570)	(15,802,687)
Redemption fee		198

Net increase	1,232,676	$13,212,975	490,347	$5,187,333

Shares Outstanding:
Beginning of period	23,803,458		23,313,111

End of period	25,036,134		23,803,458

LKCM International Equity Fund

	May 1, 2019(1) through June 30, 2019
	Shares	Amount
Shares sold	648,307	$6,373,245

Net increase	648,307	$6,373,245

Shares Outstanding:
Beginning of period	—

End of period	648,307

(1) Commencement of operations.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$64,805,205	$—	$79,983,239
LKCM Small-Mid Cap Equity Fund	—	4,859,306	—	7,162,963
LKCM Equity Fund	—	21,124,779	9,979,777	26,267,741
LKCM Balanced Fund	—	10,452,006	—	4,152,835
LKCM Fixed Income Fund	19,165,986	19,569,121	8,693,984	16,384,563
LKCM International Equity Fund	—	5,238,216	—	—

E.    Tax Information:    At December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Tax Cost of Investments	$131,697,949	$10,291,163	$200,638,234	$66,608,470	$251,597,105

Gross Unrealized Appreciation	$37,916,172	$2,414,669	$115,974,751	$15,683,132	$706,031
Gross Unrealized Depreciation	(9,655,721)	(504,800)	(6,533,194)	(2,065,591)	(4,974,176)

Net Unrealized Appreciation (Depreciation)	$28,260,451	$1,909,869	$109,441,557	$13,617,541	$(4,268,145)

Undistributed Ordinary Income	—	—	10,583	3,178	—
Undistributed Long-Term Capital Gain	—	—	—	19,617	—

Total Distributable Earnings	—	—	$10,583	$22,795	—

Other Accumulated Losses	(802,359)	(4,413)	(999,903)	—	$(334,274)

Total Accumulated Gains (Losses)	$27,458,092	$1,905,456	$108,452,237	$13,640,336	$(4,602,419)

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2018, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$14,707	$319,567

At December 31, 2018, the Funds deferred, on a tax basis, post-October capital losses of:

LKCM Small Cap Equity Fund	$802,359
LKCM Small-Mid Cap Equity Fund	$4,413
LKCM Equity Fund	$999,903

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$28,133,206
LKCM Small-Mid Cap Equity Fund	—	—	—	2,221,982
LKCM Equity Fund	—	—	2,586,418	19,906,815
LKCM Balanced Fund	532,683	—	888,174	1,576,215
LKCM Fixed Income Fund	3,034,168	—	5,577,246	—
LKCM International Equity Fund	—	—	N/A	N/A

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2018 in determining undistributed net capital gains as of December 31, 2018.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended

December 31, 2015 through December 31, 2018. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2018. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2019 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2019 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM SMALL CAP EQUITY FUND, LKCM

SMALL-MID CAP EQUITY FUND, LKCM EQUITY FUND, LKCM

BALANCED FUND AND LKCM FIXED INCOME FUND

Introduction. At a meeting held on February 26, 2019, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund (the “Small Cap Equity Fund”), LKCM Small-Mid Cap Equity Fund (the “Small-Mid Cap Equity Fund”), LKCM Equity Fund (the “Equity Fund”), LKCM Balanced Fund (the “Balanced Fund”) and LKCM Fixed Income Fund (the “Fixed Income Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to similar investment strategies (“Similar Accounts”); (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of each Fund, how those compared to a peer group of funds compiled by Lipper, and how each Fund’s contractual advisory fee rate compared to the Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Funds, including identifying investments for the Funds, monitoring the Funds’ investment programs, executing trades and overseeing the Funds’ performance and compliance with applicable rules and regulations and the Funds’ investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“benchmark”) and a peer group of funds compiled by Lipper (“Lipper Index”) for various time periods ended December 31, 2018. The Board also considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in prior years, and considered that these factors had adversely affected the performance of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund during the longer-term periods ended December 31, 2018. In addition, the Board considered the additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board noted that the Small Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, and its Lipper Index for the one-year and since-inception periods, but underperformed its benchmark and Lipper Index for the three-year, five-year and ten-year periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500 Index, and its Lipper Index for the one-year period, but underperformed its benchmark and Lipper Index for the three-year, five-year and since-inception periods.

The Board noted that the Equity Fund outperformed its benchmark, the S&P 500 Index, for the one-year and three-year periods, but underperformed its benchmark for the five-year, ten-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the one-year, three-year, ten-year and since-inception periods, but underperformed its Lipper Index for the five-year period.

The Board noted that the Balanced Fund had outperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index for the one-year period. The Board also noted that the Balanced Fund outperformed the S&P 500 Index for the one-year period, but underperformed the S&P 500 Index for the three-year, five-year, ten-year and since-inception periods. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the one-year period, but underperformed the Blended Index for the three-year, five-year and ten-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Fixed Income Fund outperformed its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, for the three-year and ten-year periods, but underperformed its benchmark for the one-year, five-year, and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the three-year and since-inception periods, but underperformed the Lipper Index for the one-year, five-year, and ten-year periods.

The Board also considered the performance of each Fund, as applicable, against its Composite and LKCM’s explanation that underperformance was attributable to tax considerations attendant to the management of a Fund that do not apply to non-taxable portfolios included in the Composite and the timing of cash flows resulting from shareholder purchase and redemption activities.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements). The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through May 1, 2020.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing each Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds in the Lipper Category identified as comparable, and another comparing each Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, that the Institutional Class shares was currently the only class of shares offered by the Funds and LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Funds’ Institutional Class shares are generally available for investment by retail investors. Accordingly, the Lipper Category discussed below for each Fund reflects the Lipper Category reflecting all funds in the Lipper Category identified as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board generally considered that, although certain of the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small Cap Equity Fund were in the second and first quartiles of its Lipper Category, respectively. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Small Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small-Mid Cap Equity Fund were in the second and first quartiles of its Lipper Category, respectively. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Equity Fund were in the fourth and second quartiles of its Lipper Category, respectively. The Board also considered that the Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Equity Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Balanced Fund were in the third and second quartiles of its Lipper Category, respectively. The Board also considered that the Balanced Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Balanced Fund’s contractual advisory fee rate and effective advisory fee rate were higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fixed Income Fund were in the fourth and first quartiles of its Lipper Category, respectively. The Board also considered that the Fixed Income Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of the greater regulatory, compliance and related expenses incurred by LKCM in providing investment management services to the Funds as compared to the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any revenue sharing payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Funds’ net expense ratios and to facilitate the distribution of the Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft-dollar and commission sharing arrangements which enhance the level of research that LKCM performs on the Funds’ portfolio companies. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of heightened recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM INTERNATIONAL EQUITY FUND

Introduction. At a meeting held on February 26, 2019, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”) on behalf of the LKCM International Equity Fund (the “Fund”), a new series of the Trust. In voting to approve the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund; (2) the performance of an account managed by LKCM pursuant to a similar investment strategy (“Similar Account”) as compared to a relevant benchmark and peer group of funds compiled by Lipper, Inc. (“Lipper”); (3) the proposed contractual advisory fee rate, estimated actual advisory fee rate and estimated net expense ratio of the Fund, how those compared to a peer group of funds compiled by Lipper, and how the Fund’s proposed contractual advisory fee rate compared to that of the Similar Account; (4) the estimated costs of services to be provided by LKCM to the Fund and the projected profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits to be derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the approval of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, the Fund’s proposed investment program, the Fund’s estimated expense structure, information regarding the Similar Account, and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the approval of the Agreement. The Board also noted that its oversight of the Fund and the services to be provided by LKCM would be ongoing, such as by reviewing the Fund’s performance and expenses at each quarterly meeting of the Board.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services to be provided to the Fund by LKCM. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM will be responsible for managing the Fund, including identifying investments for the Fund, monitoring the Fund’s investment program, executing trades and overseeing the Fund’s performance and compliance with applicable rules and regulations and the Fund’s investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations which will support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who will provide services to the Fund, and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services to be provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of the oversight it will provide over the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Fund) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance. Because the Fund had not yet commenced operations, the Board considered the performance of the Similar Account compared to the Fund’s proposed benchmark, the MSCI EAFE Index (“benchmark”), and the performance of the Fund’s anticipated peer group funds compiled by Lipper (“Lipper Index”) for various time periods. The Board noted that the Similar Account outperformed the benchmark during the 2015 and 2016 calendar years, but underperformed the benchmark during the 2017 and 2018 calendar years. The Board also noted that the Similar Account outperformed the Lipper Index during the 2015, 2016 and 2018 calendar years, but underperformed the Lipper Index during the 2017 calendar year. In reviewing this information, the Board considered LKCM’s discussion of the Similar Account’s performance and LKCM’s representations regarding the impact of the Similar Account’s higher level of cash and cash equivalent holdings on its relative performance.

In reviewing the performance of the Similar Account, the Board considered the differences between how the Similar Account, which is a private fund, is managed and how the Fund would be managed due to differences in, among other matters, the regulatory framework applicable to private and registered funds and other operational matters, such as cash flows resulting from purchases and sales of the Fund’s shares. The Board also considered that, prior to December 31, 2017, LKCM waived its management fees for the Similar Account, which was reflected in the performance information for the Similar Account.

Fees and Expenses. The Board considered the contractual advisory fee rate, estimated effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements) and estimated total expense ratio and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements) of the Fund based on projections of the Fund’s future asset levels. The

Board also considered that LKCM had contractually agreed to waive its advisory fees and/or reimburse expenses for the Fund through May 1, 2020 to the extent necessary to cap the Fund’s net expense ratio at 1.00% per annum (subject to certain exceptions).

The Board compared the contractual advisory fee rate, estimated effective advisory fee rate and estimated net expense ratio of the Fund to a category of similar funds compiled by Lipper (“Lipper Category”) and to the Similar Account. The Board noted that the Fund’s contractual advisory fee rate and total expense ratio were higher than the average of its Lipper Category, but that the Fund’s estimated effective advisory fee rate and estimated net expense ratio were lower than the average of its Lipper Category. The Board noted the advisory fee rate paid by the Similar Account and LKCM’s explanations regarding the differences in the services LKCM provides to the Similar Account and those it would provide to the Fund.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s estimated costs in rendering services to the Fund and the estimated profitability of LKCM based on projections of the Fund’s future asset levels. In this regard, the Board reviewed the estimated profit and loss statement provided by LKCM, before and after any estimated revenue sharing payments to be made by LKCM. The Board noted that LKCM will also invest significant resources to cap the Fund’s net expense ratio and facilitate the distribution of the Fund. With respect to economies of scale, the Board considered that the Fund will benefit from a competitive effective advisory fee rate and net expense ratio. The Board also considered LKCM’s representation that economies of scale likely cannot be achieved until assets increase and, as a result, the Fund’s advisory fee rate schedule does not include breakpoints.

Benefits Derived by LKCM from its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund will benefit from LKCM’s soft-dollar and commission sharing arrangements which will enhance the level of research that LKCM can perform on the Fund’s portfolio companies. The Board also noted that LKCM believes its relationship with the Fund will provides an indirect benefit to both parties in the form of heightened recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees to be paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s management of the Fund; and (3) approved the Agreement.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Larry J. Lockwood Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2019:

Fund	Inception Date	NAV @ 6/30/19	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/19	One Year Total Return Ended 6/30/19	Five Year Average Annualized Return Ended 6/30/19	Ten Year Average Annualized Return Ended 6/30/19	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$15.74	1.00%	1.44%	22.97%	8.45%	7.25%	12.45%	7.70%
S&P 500® Index(2)					18.54%	10.42%	10.71%	14.70%	8.80%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2020. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2019.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2019. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2019 Review and Outlook

The U.S. economy has grown for 121 consecutive months, marking the longest economic expansion in American history. Since June 2009 the U.S. economy has grown without a recession and now surpasses the previous record expansion set between March 1991-March 2001 that ended with the bursting of the dot-com bubble. The current decade-long expansion has been fueled primarily by job growth, steadily lower unemployment, and low interest rates. However, we believe this cycle also has the distinction of being the weakest expansion of the eleven post-war economic cycles.

Economic indicators suggest that global growth is showing additional signs of slowing. While still positive, the more uneven pattern of growth has generally caused central bankers to adopt a more dovish posture. The tightening bias the Federal Reserve had at the beginning of the year appears to have shifted to an inclination to ease monetary policy. We believe that recessions are generally brought about when imbalances in the economy emerge and are met with rising interest rates. However, in our view, we do not yet see any overly-concerning imbalances in the domestic real economy or capital markets, with the exception of debt levels in certain circumstances. Further, we believe the Federal Reserve’s recent signaling that it may consider additional interest rate cuts should pull forward consumption and, therefore, extend the current record expansion.

We believe the unexpected change in direction on monetary policy by the Federal Reserve has been embraced by the financial markets, which appear to have fully recovered from the weakness in the fourth quarter of 2018. Equity prices, as measured by the S&P 500® Index, rose 18.5% during the first half of 2019. The Dow Jones Industrial Average Index advanced 7.3% in June 2019, its best June since 1938. At the same time, the yield on the 10-year Treasury note closed the second quarter of 2019 at 2.01%, down from a seven-year high of 3.24% in November 2018.

Despite the recent performance of the equity markets, we believe that downside risks to the outlook for the U.S. economy are building. We believe that many investors and business managers had anticipated a quicker resolution to trade issues than has materialized, and we are already seeing evidence of a potential trade war in recent economic data. In our view, deteriorating economic readings and falling inflation expectations have caused U.S. and European central banks to signal to the capital markets that they are biased towards easing

2

monetary policies to sustain the economic expansion. While the list of potential downside risks is growing, our base case forecast reflects our belief that the economic expansion will remain intact near-term, albeit at a slower pace.

LKCM Aquinas Catholic Equity Fund

During the six months ended June 30, 2019, the LKCM Aquinas Catholic Equity Fund returned 22.97% against the 18.54% advance for the Fund’s benchmark, the S&P 500® Index. During the period, the Fund benefited from stock selection as well as sector allocation decisions relative to the benchmark. The Fund benefited from being overweight the Information Technology sector as well as being underweight the Healthcare and Utilities sectors. As opposed to 2018, the Fund was positively impacted by limited exposure to the Healthcare sector relative to the Fund’s benchmark given the Fund’s Catholic values investing mandate, which limits the Fund from investing in a number of companies within this sector. Solid stock selection in the Materials, Healthcare, Industrials and Consumer Staples sectors also contributed positively to the Fund’s relative performance during the first half of the year, which was offset somewhat by stock selection in the Communications Services and Energy sectors.

The stock market strength exhibited during the first quarter of 2019 extended into the second quarter of 2019 after a brief corrective phase. In our view, the areas of concern that disrupted the stock market during the fourth quarter of 2018, including the potential for higher interest rates, concerns around corporate profit growth, and trade/tariff issues, appeared to shift toward more positive factors in 2019, including the continued benefits from the 2017 tax legislation and confidence in the continued sustainability of low inflation. While we believe that trade issues continue to concern investors and corporate profit growth expectations are being trimmed, we believe the prospect of lower interest rates through a proactive move by the Federal Reserve to increase economic growth has presently mitigated those issues. In our view, in the later stages of a traditional economic expansion, business spending usually accelerates in response to improved demand, increased capacity utilization, and tight labor markets, and generally represents a primary incremental economic growth driver. We believe the 2017 tax legislation, including accelerated capital expenditure expensing and favorable foreign cash repatriation, further encourage corporate investment activities. However, we believe that strained trade relations, U.S. dollar strength, domestic monetary policy tightening during 2018, and broadly decelerating global growth all represent meaningful concerns and may be delaying or possibly derailing positive corporate investment plans. The resolution of these and a myriad of other developments will likely influence the direction of forward market returns, but given our current views, we believe that this already record economic expansion will continue. As a result, we continue to believe stock valuations are reasonable as long as modest corporate profit growth continues and inflation remains near current levels.

J. Luther King, Jr., CFA, CIC

July 5, 2019

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 6 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earning growth is not a measure of future performance.

The Dow Jones Industrial Average Index is a stock market index that tracks 30 large, publicly-owned companies that trade on the New York Stock Exchange.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

3

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/19-6/30/19).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19 – 6/30/19
Actual	$1,000.00	$1,229.70	$5.53
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

4

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

5

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 3.8%
Honeywell International, Inc.	10,000	$1,745,900

Banks - 10.7%
Comerica, Inc.	19,000	1,380,160
Cullen/Frost Bankers, Inc.	5,000	468,300
SunTrust Banks, Inc.	25,000	1,571,250
Zions Bancorp N.A.	32,500	1,494,350

		4,914,060

Beverages - 3.1%
PepsiCo, Inc.	11,000	1,442,430

Chemicals - 5.5%
Corteva, Inc. (a)	20,000	591,400
Ecolab, Inc.	8,000	1,579,520
FMC Corp.	4,500	373,275

		2,544,195

Computers & Peripherals - 3.4%
Apple, Inc.	8,000	1,583,360

Construction Materials - 1.5%
Martin Marietta Materials, Inc.	3,000	690,330

Diversified Telecommunication Services - 2.0%
AT&T, Inc.	27,500	921,525

Electrical Equipment & Instruments - 3.6%
Roper Technologies, Inc.	4,500	1,648,170

Electronic Equipment & Instruments - 5.5%
FLIR Systems, Inc.	24,500	1,325,450
Trimble, Inc. (a)	27,000	1,217,970

		2,543,420

Energy Equipment & Services - 1.1%
Schlumberger Ltd. (b)	12,500	496,750

Food Products - 2.1%
Mondelez International, Inc. - Class A	17,500	943,250

Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	800	1,514,904

IT Consulting & Services - 3.2%
PayPal Holdings, Inc. (a)	13,000	1,487,980

Machinery - 2.7%
Stanley Black & Decker, Inc.	8,500	1,229,185

Media & Entertainment - 3.8%
Alphabet, Inc. - Class A (a)	1,600	1,732,480

Multiline Retail - 2.3%
Dollar Tree, Inc. (a)	10,000	1,073,900

Oil & Gas & Consumable Fuels - 3.6%
EOG Resources, Inc.	13,000	1,211,080
Occidental Petroleum Corp.	9,000	452,520

		1,663,600

COMMON STOCKS	Shares	Value
Pharmaceuticals - 7.6%
Abbott Laboratories	20,000	$1,682,000
Zoetis, Inc.	16,000	1,815,840

		3,497,840

Professional Services - 3.5%
Verisk Analytics, Inc.	11,000	1,611,060

Software - 13.5%
Adobe, Inc. (a)	5,800	1,708,970
Microsoft Corp.	10,000	1,339,600
Oracle Corp.	27,500	1,566,675
RealPage, Inc. (a)	27,500	1,618,375

		6,233,620

Software & Services - 3.7%
Akamai Technologies, Inc. (a)	21,000	1,682,940

Specialty Retail - 6.8%
The Home Depot, Inc.	7,000	1,455,790
The Sherwin-Williams Co.	1,900	870,751
Tiffany & Co.	8,500	795,940

		3,122,481

Textiles, Apparel & Luxury Goods - 3.6%
Tapestry, Inc.	15,000	475,950
VF Corp.	13,500	1,179,225

		1,655,175

TOTAL COMMON STOCKS (Cost $24,265,348)		45,978,555

SHORT-TERM INVESTMENT - 0.4%
Money Market Fund - 0.4%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 2.27% (c)	195,497	195,497

TOTAL SHORT-TERM INVESTMENT (Cost $195,497)		195,497

Total Investments - 100.3% (Cost $24,460,845)		46,174,052
Liabilities in Excess of Other Assets - (0.3)%		(136,921)

TOTAL NET ASSETS - 100.0%		$46,037,131

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$46,174,052
Cash	2,678
Receivable for Fund shares sold	727
Dividends and interest receivable	28,225
Other assets	15,977

Total assets	46,221,659

Liabilities:
Payable for investment advisory fees (Note B)	46,098
Payable for distribution expense (Note B)	45,208
Payable for Fund shares redeemed	30,267
Payable for professional fees	15,750
Payable for reports to shareholders	15,446
Payable for accounting and transfer agent fees and expenses	14,145
Payable for trustees’ fees and officer compensation (Note B)	9,295
Payable for administrative fees	7,334
Payable for custody fees and expenses	985

Total liabilities	184,528

Net Assets	$46,037,131

Net Assets Consist of:
Paid in capital	$19,199,100
Total distributable earnings	26,838,031

Net Assets	$46,037,131

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	2,925,452
Net asset value per share (offering and redemption price)	$15.74

* Cost of investments	$24,460,845

The accompanying notes are an integral part of these financial statements.

7

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$346,045
Interest	5,503

Total income	351,548

Expenses:
Investment advisory fees (Note B)	219,493
Accounting and transfer agent fees and expenses	37,913
Distribution expense (Note B)	24,388
Administrative fees	21,071
Trustees’ fees and officer compensation (Note B)	20,553
Federal and state registration	16,322
Reports to shareholders	15,223
Professional fees	12,886
Custody fees and expenses	3,062
Other	1,292

Total expenses	372,203
Less, expense waiver and/or reimbursement (Note B)	(128,322)

Net expenses	243,881

Net investment income	107,667

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,039,397
Net change in unrealized appreciation/depreciation on investments	4,860,888

Net Realized and Unrealized Gain on Investments	9,900,285

Net Increase in Net Assets Resulting from Operations	$10,007,952

The accompanying notes are an integral part of these financial statements.

8

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$107,667	$198,745
Net realized gain on investments	5,039,397	10,664,201
Net change in unrealized appreciation/depreciation on investments	4,860,888	(13,838,210)

Net increase (decrease) in net assets resulting from operations	10,007,952	(2,975,264)

Net Dividends and Distributions to Shareholders:	—	(8,749,323)

Net decrease in net assets resulting from Fund share transactions (Note C)	(9,303,006)	(14,000,732)

Total increase (decrease) in net assets	704,946	(25,725,319)

Net Assets:
Beginning of period	45,332,185	71,057,504

End of period	$46,037,131	$45,332,185

The accompanying notes are an integral part of these financial statements.

9

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$12.80		$17.19	$15.40	$15.17	$16.87	$17.99

Net investment income	0.03	(2)	0.06 (2)	0.05	0.04	0.03	0.17 (2)
Net realized and unrealized gain (loss) on investments	2.91		(1.46)	3.16	1.41	(0.56)	0.34

Total from investment operations	2.94		(1.40)	3.21	1.45	(0.53)	0.51

Dividends from net investment income	—		(0.07)	(0.05)	(0.04)	(0.04)	(0.19)
Distributions from net realized gains	—		(2.92)	(1.37)	(1.18)	(1.13)	(1.44)

Total dividends and distributions	—		(2.99)	(1.42)	(1.22)	(1.17)	(1.63)

Net Asset Value – End of Period	$15.74		$12.80	$17.19	$15.40	$15.17	$16.87

Total Return	22.97%	(3)	-7.96%	20.79%	9.52%	-3.28%	2.73%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$46,037		$45,332	$71,058	$62,997	$44,868	$52,652
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.53%	(4)	1.44%	1.43%	1.66%	1.55%	1.49%
After expense waiver and/or reimbursement(5)	1.00%	(4)	1.00%	1.00%	1.23%	1.50%	1.49%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.09)%	(4)	(0.12)%	(0.14)%	(0.15)%	0.14%	0.95%
After expense waiver and/or reimbursement(5)	0.44%	(4)	0.32%	0.29%	0.28%	0.19%	0.95%
Portfolio turnover rate	10%(3)		14%	18%	18%	11%	23%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

10

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2019, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

11

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2019, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$45,978,555	$—	$—	$45,978,555
Money Market Fund	195,497	—	—	195,497

Total Investments*	$46,174,052	$—	$—	$46,174,052

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or

12

disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has assessed these changes and concluded these changes do not have a material impact on the Fund’s financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. At this time, management does not expect these changes will have any impact on the Fund’s financial statements.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2020 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2019, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2019	$128,322

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the six months ended June 30, 2019, fees incurred by the Fund pursuant to the 12b-1 Plan were $24,388.

C.    Fund Shares:    At June 30, 2019, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	74,669	$1,095,034	278,894	$4,917,666
Shares issued to shareholders in reinvestment of distributions		—	650,427	8,240,906
Shares redeemed	(691,255)	(10,398,105)	(1,521,952)	(27,160,652)
Redemption fee		65		1,348

Net decrease	(616,586)	$(9,303,006)	(592,631)	$(14,000,732)

Shares Outstanding:
Beginning of period	3,542,038		4,134,669

End of period	2,925,452		3,542,038

13

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$4,692,615	$—	$14,140,831

E.    Tax Information:    At December 31, 2018, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax Cost of Investments	$28,677,755

Gross Unrealized Appreciation	$17,488,381
Gross Unrealized Depreciation	(636,062)

Net Unrealized Appreciation	$16,852,319

Undistributed Ordinary Income	$5,373
Undistributed Long-Term Capital Gain	—

Total Distributable Earnings	$5,373

Other Accumulated Losses	$(27,613)

Total Accumulated Gains	$16,830,079

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2018, the Fund had no capital loss carryforwards.

At December 31, 2018, the Fund deferred, on a tax basis, post-October capital losses of $27,613.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Six Months Ended June 30, 2019		Year Ended December 31, 2018
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$—	$—	$204,969	$8,544,354

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2018 in determining undistributed net capital gains as of December 31, 2018.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2015 through December 31, 2018. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2018. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2019 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

14

LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
June 30, 2019 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

Introduction. At a meeting held on February 26, 2019, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”) on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to a similar investment strategy (“Similar Accounts”); (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of the Fund, how those compared to a peer group of funds compiled by Lipper, and how the Fund’s contractual advisory fee rate compared to the Similar Accounts; (4) the costs of services provided to the Fund and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to the Fund’s Catholic-values investing mandate, the Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Fund, including identifying investments for the Fund, monitoring the Fund’s investment program, executing trades and overseeing the Fund’s performance and compliance with applicable rules and regulations and the Fund’s investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to the Fund, and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Fund) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index, the S&P 500 Index (“benchmark”), and a peer group of funds compiled by Lipper (“Lipper Index”) for various time periods. The Board noted that, upon the closing of the reorganizations of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (the “Reorganization”), the Fund’s name, investment strategies, expenses, benchmark index and Lipper index changed and considered this in reviewing the Fund’s longer-term performance against its current benchmark and Lipper Index. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund underperformed its current benchmark and Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic-values investing guidelines, which restrict the Fund’s investments and generally are not applicable to the benchmark or the funds included in the Lipper Index. The Board noted LKCM’s representation that its investment strategy for the Fund focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in prior years, and that the Fund pursued a value investing strategy prior to the Reorganization, which had underperformed growth investing strategies during certain of the periods. The Board also considered additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the past year.

16

The Board also considered the performance of the Fund against the Composite and LKCM’s explanation that underperformance was attributable to the Fund’s Catholic-values investing guidelines, tax considerations attendant to the management of the Fund that do not apply to non-taxable portfolios included in the Composite and the timing of cash flows resulting from shareholder purchase and redemption activities.

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements) of the Fund. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for the Fund through May 1, 2020.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of the Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds in the Lipper Category identified as comparable, and another comparing the Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, that the Fund only offers one share class and considered LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Fund’s shares are available for investment by retail investors. Accordingly, the Lipper Category discussed below for the Fund reflects the Lipper Category reflecting all funds in the Lipper Category identified as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fund were in the fourth and second quartiles of its Lipper Category, respectively. The Board also noted that the Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and its effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Fund and the Similar Accounts differ primarily as a result of the greater regulatory, compliance and related expenses incurred by LKCM in providing investment management services to the Fund as compared to the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM for the past calendar year, before and after any revenue sharing payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Fund’s net expense ratio and facilitate the distribution of the Fund. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s net expense ratio at a competitive level.

Benefits Derived by LKCM from its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission sharing arrangements, which enhance the level of research that LKCM performs on the Fund’s portfolio companies. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of heightened recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement.

17

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Larry J. Lockwood Trustee

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Steven R. Purvis, CFA Trustee, Vice President		Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9-3-2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9-3-2019

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 9-3-2019